                                 Annual Report
                               October 31, 1995

                         Home for your investments/sm/



                                     [ART]



                     Montag & Caldwell Growth Fund

                     Chicago Trust Growth & Income Fund

                     Chicago Trust Talon Fund

                     Chicago Trust Asset Allocation Fund

                     Montag & Caldwell Balanced Fund

                     Chicago Trust Bond Fund

                     Chicago Trust Municipal Bond Fund

                     Chicago Trust Money Market Fund


                               [CT&T FUNDS LOGO]

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor

December 27, 1995

Dear Shareowner,

Fiscal year 1995 has been an exciting year for owners of shares in our Funds. The stock market, as measured by the popular averages, is up around 26% and the intermediate-term bond market has increased by about 14%. The continued bull market in stocks and bonds surprised many market observers, but for those prescient souls who stayed the course, account balances are a lot fatter today than they were at this time last year.

We are very pleased with the performance of our flagship equity funds, the Chicago Trust Growth & Income Fund and the Montag & Caldwell Growth Fund. For the fiscal year ended October 31, 1995, both Funds outperformed their respective peer groups and the S&P 500. Similarly, the Montag & Caldwell Balanced Fund, the Chicago Trust Bond Fund and the Chicago Trust Money Market Fund all outperformed their peer groups. The Chicago Trust Talon Fund and the Chicago Trust Municipal Bond Fund were both conservatively positioned in 1995. Nonetheless, the Talon Fund returned 18.9% and the Municipal Bond Fund had an after tax return of 9.3% for the fiscal year.

On September 21, 1995, we added the Chicago Trust Asset Allocation Fund to our Fund Family. This Fund's total return since inception through October 31, 1995 was 1.08% compared to the combined benchmark of the S&P 500 and the Lehman Aggregate Bond Index of 0.62%.

It is easy to get complacent and cocky after a year like 1995. However, we will remain vigilant and watchful. The economy is much too complex and its relationships with securities markets far too rich for us to know which markets will do well and which will do poorly over the next 12 months. For those investors with a long-term horizon we have an outstanding mix of funds which should serve you well in the years ahead.

Thank you for your investment in the CT&T Family of Funds.

Sincerely,

LOGO
Stuart D. Bilton
Chairman

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND

The Montag & Caldwell Growth Fund saw its performance soar with the rise in the technology sector. The Fund had a total return, for the period (inception date 11/2/94) ending October 31, 1995, of 31.9% while the S&P 500 Index was 24.7% for the same period. In addition the Lipper Growth Fund Index returned only 24.0% for the same period.

During the fiscal period ended October 31, 1995, the Fund maintained on average, one third of its assets in technology securities. This has significantly contributed to the strong performance. In addition, the Fund has invested in those growth companies that are positioned to benefit from the expansion of global markets. Many of these companies are multinational consumer product, healthcare, and well positioned technology companies.

An economic environment of steady to lower bond yield and slower corporate profit growth should be a favorable environment for investing in growth companies. The present valuations of the future income streams of such companies will show greater improvement as compared to the valuations of slower growing companies. Also, because we expect moderate corporate profit growth to persist for quite some time, the shares of quality growth companies are likely to experience an expansion of their relative valuations as investors seek out companies with superior earnings growth rates.


                      [PERFORMANCE GRAPH APPEARS HERE]

                 MONTAG & CALDWELL GROWTH PERFORMANCE GRAPH

                                                M & C
                     DATE        S&P 500      GROWTH FUND
                   --------     ----------    -----------
                   11/02/94     $10,000.00     $10,000.00
                   11/30/94     $ 9,636.00     $ 9,760.00
                   12/31/94     $ 9,779.00     $ 9,775.00
                   01/31/95     $ 9,968.00     $10,005.00
                   02/28/95     $10,423.00     $10,265.00
                   03/31/95     $10,731.00     $10,629.00
                   04/30/95     $11,047.00     $10,999.00
                   05/31/95     $11,488.00     $11,419.00
                   06/30/95     $11,755.00     $12,099.00
                   07/31/95     $12,145.00     $12,630.00
                   08/31/95     $12,175.00     $12,389.00
                   09/30/95     $12,689.00     $12,736.00
                   10/31/95     $12,644.00     $13,186.91


              MONTAG & CALDWELL GROWTH FUND TEN LARGEST HOLDINGS

                 1. Intel Corp.
                 2. Coca-Cola Co.
                 3. Microsoft Corp.
                 4. Cisco Systems, Inc.
                 5. Compaq Computer Corp.
                 6. Seagate Technology, Inc.
                 7. Procter & Gamble Co.
                 8. Gillette Co.
                 9. Home Depot, Inc.
                10. Oracle Systems, Inc.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

CHICAGO TRUST GROWTH & INCOME FUND

The Chicago Trust Growth & Income Fund had outstanding performance during the fiscal year ended October 31, 1995. The Fund's one year total return as of October 31, 1995 was 28.7% compared to 26.4% for the S&P 500 Index and 20.0% for the Lipper Growth & Income Fund Index. Your Fund ranked 8 out of 462 Growth & Income Funds listed by Morningstar, Inc. for its one year total return.

The market continued to set new highs throughout much of 1995 with strong corporate earnings, low interest rates, and good cash flow into mutual funds. Technology led the way for most of the year, although in recent months it has underperformed the market. Defensively oriented groups, such as consumer staples and utilities, which had been consistent underperformers, recovered significantly the last few months of the fiscal year.

While the returns of 1995 are not expected year in and year out, we continue to emphasize the use of quality growth issues which offer the ability to deliver above average and consistent growth during periods of slowing overall profits and a rather sluggish economy.

Since inception of the Fund on December 13, 1993 through October 31, 1995, the total return was 30.9% compared to 31.3% for the S&P 500 Index.

                      [PERFORMANCE GRAPH APPEARS HERE]

               CHICAGO TRUST GROWTH & INCOME PERFORMANCE GRAPH

                                                   CT GROWTH &
                 DATE      S&P 500         DATE    INCOME FUND
               --------   ----------     --------  -----------
               12/31/93   $10,000.00     12/31/93   $10,000.00
               01/31/94   $10,343.00     01/31/94   $10,394.00
               02/28/94   $ 9,944.00     02/28/94   $10,063.00
               03/31/94   $ 9,585.00     03/31/94   $ 9,707.00
               04/29/94   $ 9,778.00     04/29/94   $ 9,797.00
               05/31/94   $ 9,924.00     05/31/94   $ 9,998.00
               06/30/94   $ 9,731.00     06/30/94   $ 9,674.00
               07/31/94   $10,022.00     07/31/94   $ 9,946.00
               08/31/94   $10,431.00     08/31/94   $10,327.00
               09/30/94   $10,196.00     09/30/94   $ 9,971.00
               10/31/94   $10,423.00     10/31/94   $10,173.00
               11/30/94   $ 9,667.00     11/30/94   $ 9,911.00
               12/31/94   $10,206.00     12/31/94   $10,194.00
               01/31/95   $10,326.00     01/31/95   $10,366.00
               02/28/95   $10,444.00     02/28/95   $10,759.00
               03/31/95   $11,119.00     03/31/95   $10,928.00
               04/30/95   $11,446.00     04/30/95   $11,231.00
               05/31/95   $11,904.00     05/31/95   $11,554.00
               06/30/95   $12,180.00     06/30/95   $11,942.00
               07/31/95   $12,584.00     07/31/95   $12,327.00
               08/31/95   $12,615.00     08/31/95   $12,418.00
               09/30/95   $13,148.00     09/30/95   $13,068.00
               10/31/95   $13,100.00     10/31/95   $13,087.79


            CHICAGO TRUST GROWTH & INCOME FUND TEN LARGEST HOLDINGS

                1. Pfizer, Inc.
                2. Service Corp. International
                3. Procter & Gamble Co.
                4. Walgreen Co.
                5. Raytheon Co.
                6. American International Group, Inc.
                7. Illinois Tool Works, Inc.
                8. Royal Dutch Petroleum Co. -- NY Registered
                9. General Electric Co.
               10. Kimberly Clark Corp.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

CHICAGO TRUST TALON FUND

Particularly in a market driven by low interest rates and showing signs of speculative excesses, we must fully understand the businesses and managements represented in the Talon Fund portfolio. We continually ask ourselves if we hold value at these levels in each stock. Valuations must represent a discount to private market standards. We also require confidence in each company's ability to meet earnings expectations. Our sensitivity to capital preservation and value results in about a 23% cash position, further enhanced with S&P Puts. Over the past fiscal year ending October 31, 1995, the Talon Fund returned 18.9%. In comparison, the S&P MidCap 400 Index returned 21.2%.

Since inception of the Fund on September 19, 1994 through October 31, 1995, the total return was 21.9% compared to 19.5% for the S&P Midcap 400 Index.

                      [PERFORMANCE GRAPH APPEARS HERE]

                     CHICAGO TRUST TALON PERFORMANCE GRAPH

                                MIDCAP 400
                     DATE          INDEX         TALON
                   --------     ----------    -----------
                   09/19/94     $10,000.00     $10,000.00
                   09/26/94     $ 9,752.00     $10,090.00
                   10/31/94     $ 9,736.00     $10,250.00
                   11/30/94     $ 9,278.00     $10,110.00
                   12/31/94     $ 9,347.00     $10,181.00
                   01/31/95     $ 9,432.00     $10,151.00
                   02/28/95     $ 9,905.00     $10,613.00
                   03/31/95     $10,077.00     $10,836.00
                   04/30/95     $10,280.00     $10,766.00
                   05/31/95     $10,528.00     $11,179.00
                   06/30/95     $10,956.00     $11,729.00
                   07/31/95     $11,527.00     $12,172.00
                   08/31/95     $11,740.00     $12,193.00
                   09/30/95     $12,024.00     $12,542.00
                   10/31/95     $11,715.00     $12,189.00


                 CHICAGO TRUST TALON FUND TEN LARGEST HOLDINGS

                     1. Brooklyn Bancorp, Inc.
                     2. Robotic Vision Systems, Inc.
                     3. Risk Capital Holdings, Inc.
                     4. Starbucks Corp.
                     5. Pyxis Corp.
                     6. MGM Grand, Inc.
                     7. North American Vaccine, Inc.
                     8. Gymboree Corp.
                     9. Elan Corp.
                    10. TIG Holdings, Inc.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND

The Montag & Caldwell Balanced Fund had a strong gain for the period (inception date 11/2/94) ending October 31, 1995 of 23.8% while the combined index of the S&P 500 and the Lehman Brother's Government/Corporate Bond Index was 20.4%. In addition, the Lipper Balanced Fund Index was 17.4%.

During the year, the Fund maintained approximately 60% of the portfolio in common stocks and 40% in bonds. The technology sector helped push up the strong returns in the common stock portion of the portfolio. The Fund also maintained positions in the multinational consumer product and healthcare sectors. We will continue to favor growth companies that will benefit from the expansion of global markets.

The bond market for this period has been very strong. The Federal Reserve has successfully brought the economy to a "soft landing". The first Federal Reserve easing in three years occurred during 1995. Economic data pointing to moderate economic growth and low inflation suggests that bond yields should move in a steady to somewhat lower range in the period ahead. With this outlook in mind, we continue to emphasize the treasury bond sector with maturities of 7-10 years.

                      [PERFORMANCE GRAPH APPEARS HERE]

                 MONTAG & CALDWELL BALANCED PERFORMANCE GRAPH

                                 LEHMAN/          M & C
                     DATE        S&P 500      BALANCED FUND
                   --------     ----------    -------------
                   11/02/94     $10,000.00     $10,000.00
                   11/30/94     $ 9,793.00     $ 9,870.00
                   12/31/94     $ 9,937.00     $ 9,878.00
                   01/31/95     $10,160.00     $10,079.00
                   02/28/95     $10,470.00     $10,330.00
                   03/31/95     $10,699.00     $10,553.00
                   04/30/95     $10,932.00     $10,817.00
                   05/31/95     $11,371.00     $11,261.00
                   06/30/95     $11,602.00     $11,691.00
                   07/31/95     $11,775.00     $11,944.00
                   08/31/95     $11,861.00     $11,823.00
                   09/30/95     $12,227.00     $12,068.00
                   10/31/95     $12,298.00     $12,374.60


             MONTAG & CALDWELL BALANCED FUND TEN LARGEST HOLDINGS

                 1. U.S. Treasury Note 6.25%, 2/15/03
                 2. J.C. Penney & Co. Debentures 9.75%, 6/15/21
                 3. Intel Corp.
                 4. Cisco Systems, Inc.
                 5. Coca-Cola Co.
                 6. U.S. Treasury Note 7.25%, 5/15/04
                 7. U.S. Treasury Strip Zero Coupon, 2/15/06
                 8. U.S. Treasury Note 7.88%, 11/15/04
                 9. U.S. Treasury Note 6.38%, 8/15/02
                10. Microsoft Corp.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND
Declining interest rates over the last year have allowed fixed income investors to enjoy very handsome returns. The Chicago Trust Bond Fund had strong results for the fiscal year ended October 31, 1995. The Fund's one year total return was 14.9%. This compares favorably with total returns for the fund's benchmarks. The Lipper Intermediate Investment Grade Bond Index earned 13.8% while the Lehman Aggregate Bond Index return was 15.7%. In fact, the return for the Lehman Aggregate Bond Index was the 5th highest since its inception in 1976.

Strong performance during a bond market rally is directly attributable to the Fund's maturity structure as measured by effective duration. During most of the fiscal year the Fund maintained an effective portfolio duration of 4.6 years. The Lehman Aggregate Bond Index also had the same duration. As a result the Fund was favorably positioned to participate in the bond market rally.

The composition of the Fund's asset mix will contribute to attractive long term investment results. During the last year the Fund continued to overweight Corporate Bonds based on favorable longer term returns. Currently, 43% of the portfolio is invested in Corporate Bonds. We focus on fundamental credit research and portfolio diversification. The Corporate Bond holdings are diversified among 34 issues. The largest exposure in an individual issue is 3%. In summary, the higher the quality the higher the weighting. Conversely, the lower the quality the lower the weighting. All high yield investments average 1% of assets.

Throughout most of the year the Fund was underweighted in U.S. Agency Mortgage securities. In a declining interest rate environment, mortgage security returns will lag behind other fixed income investments. We have emphasized discount Agency CMO's and 15 year Agency Pass Throughs with stable cash flow characteristics in order to minimize interest rate risk.

As of this writing the 30 year Treasury Bond is hovering at 6%. It appears the bond market expects the economy to flirt with a recession. At the same time, the market has already priced in the assumption that the Federal Reserve will cut short term rates once before the end of the year and again in early 1996. Bond market returns in 1996 will be significantly impacted by the market's interpretation of the Fed's monetary policy.

Since inception of the Fund on December 13, 1993 through October 31, 1995, the total return was 11.2% compared to 11.9% for the Lehman Aggregate Bond Index.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND--CONTINUED

                      [PERFORMANCE GRAPH APPEARS HERE]

                   CHICAGO TRUST BOND FUND PERFORMANCE GRAPH

                               LEHMAN BOND
                       DATE       INDEX      BOND FUND
                     --------   ----------  -----------
                     12/31/93   $10,000.00   $10,000.00
                     01/31/94   $10,186.00   $10,147.00
                     02/28/94   $10,052.00   $ 9,998.00
                     03/31/94   $ 9,853.00   $ 9,794.00
                     04/29/94   $ 9,837.00   $ 9,682.00
                     05/31/94   $ 9,886.00   $ 9,649.00
                     06/30/94   $ 9,914.00   $ 9,636.00
                     07/31/94   $10,175.00   $ 9,768.00
                     08/31/94   $10,231.00   $ 9,792.00
                     09/30/94   $10,121.00   $ 9,692.00
                     10/31/94   $10,159.00   $ 9,677.00
                     11/30/94   $10,184.00   $ 9,660.00
                     12/31/94   $10,346.00   $ 9,736.00
                     01/31/95   $10,556.00   $ 9,894.00
                     02/28/95   $10,838.00   $10,094.00
                     03/31/95   $10,948.00   $10,189.00
                     04/29/95   $11,148.00   $10,307.00
                     05/31/95   $11,589.00   $10,679.00
                     06/30/95   $11,722.00   $10,754.00
                     07/31/95   $11,739.00   $10,735.00
                     08/31/95   $11,911.00   $10,863.00
                     09/30/95   $12,070.00   $10,981.00
                     10/31/95   $12,251.00   $11,117.20


     CHICAGO TRUST BOND FUND TEN LARGEST HOLDINGS

      1. Government National Mortgage Association 7.00%, 10/15/23
      2. Federal National Mortgage Association 5.24%, 7/15/98
      3. Federal Home Loan Mortgage Corp. CMO REMIC 6.50%, 6/01/09
      4. Federal National Mortgage Association CMO REMIC 6.25%, 7/25/02
      5. Federal National Mortgage Association CMO REMIC 6.00%, 6/25/02
      6. Government National Mortgage Association 7.50%, 4/15/23
      7. John Deere Capital Corp. Debentures 8.63%, 8/01/19
      8. AMR Corp. Debentures 10.00%, 4/15/21
      9. Government National Mortgage Association 8.00%, 6/15/17
     10. Long Island Lighting Co. Debentures 9.00%, 11/01/22

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

CHICAGO TRUST MUNICIPAL BOND FUND
Most bond market participants thought that 1994 was an interesting year, but 1995 threw us some curves of its own. While we weathered a bear market in 1994, we experienced a bull market, albeit a muted one for municipals, during 1995. Interest rates are lower across fixed income markets, with muni rates down from 0.50% to 1.00% depending on maturity. At October 31, 1995, AA General Obligation yields were 4.3% in 5 years, 4.9% in ten years, and 5.7% in 30 years. The Fund's one year total return was 9.3% compared to 10.3% for the Lehman 5 Year General Obligation Index.

While municipal bonds participated in the 1995 rally, tax-exempts underperformed the taxable market for the period. In other words, tax-exempt yields fell but not as much as taxable yields, making municipals "cheap" by comparison. The ratio of 15-30 year municipal to Treasury yields has been in the historically high range of 80-90% for most of the year, creating opportunities for investors with higher risk tolerance.

Last December's bankruptcy filing by Orange County, CA set the stage for credit concerns that are still affecting municipal issuers today. Also, the possibility of federal tax reform continues to haunt the market. The greatest threat to municipal bonds is reform that would exempt all investment income from federal taxation. It has been suggested that fundamental tax law change might decrease the overall level of interest rates, reducing the impact on municipal bond values. The actual face of tax reform and its impact on the economy and markets remain to be seen.

In the Chicago Trust Municipal Bond Fund we took advantage of market opportunities to sell shorter and lower coupon securities in order to extend the fund's average maturity and increase yield. We were also able to purchase bonds in what are usually considered "specialty" states (such as New York and Oregon) at general market levels due to increased supply from these issuers. The fund's average maturity is on the long end of our parameters at about 6 years and is positioned to take advantage of what we believe will be stable to strong market conditions.

Since inception of the Fund on December 13, 1993 through October 31, 1995, the total return was 7.2%, compared to 9.0% for the Lehman 5 Year General Obligation Index.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST MUNICIPAL BOND FUND -- CONTINUED


                      [PERFORMANCE GRAPH APPEARS HERE]

                CHICAGO TRUST MUNICIPAL BOND PERFORMANCE GRAPH

                               LEHMAN 5 YR   MUNI BOND
                       DATE       INDEX         FUND
                     --------   ----------  -----------
                     12/31/93   $10,000.00   $10,000.00
                     01/31/94   $10,157.00   $10,106.00
                     02/28/94   $ 9,994.00   $ 9,934.00
                     03/31/94   $ 9,787.00   $ 9,725.00
                     04/29/94   $ 9,914.00   $ 9,803.00
                     05/31/94   $ 9,994.00   $ 9,848.00
                     06/30/94   $ 9,996.00   $ 9,821.00
                     07/31/94   $10,132.00   $ 9,922.00
                     08/31/94   $10,204.00   $ 9,946.00
                     09/30/94   $10,160.00   $ 9,875.00
                     10/31/94   $10,129.00   $ 9,808.00
                     11/30/94   $10,091.00   $ 9,730.00
                     12/31/94   $10,226.00   $ 9,790.00
                     01/31/95   $10,333.00   $ 9,958.00
                     02/28/95   $10,505.00   $10,089.00
                     03/31/95   $10,693.00   $10,201.00
                     04/29/95   $10,757.00   $10,218.00
                     05/31/95   $11,006.00   $10,421.00
                     06/30/95   $11,048.00   $10,415.00
                     07/31/95   $11,222.00   $10,518.00
                     08/31/95   $11,356.00   $10,610.00
                     09/30/95   $11,421.00   $10,647.00
                     10/31/95   $11,493.00   $10,719.03


  CHICAGO TRUST MUNICIPAL BOND FUND TEN LARGEST HOLDINGS

   1. King County, Washington, Series A, G.O. 5.80%, 1/01/04
   2. Jordan School District, Series A, G.O. 5.25%, 6/15/00
   3. Florida State Dade County Road 4.70%, 7/01/97
   4. State of Illinois, G.O. 5.40%, 6/01/96
   5. Cook County, Illinois Series B, G.O., MBIA Insured 4.70%, 11/15/01
   6. Virginia Public School Authority Revenue 5.50%, 8/01/03
   7. Shelby County, Series A, G.O. 4.50%, 3/01/96
   8. State of Nevada, Water Pollution Control, Revolving Funding, G.O. 4.10%, 11/01/98
   9. Salt River Project Electric System Revenue, Refunding Series A, 5.50%, 01/01/05
  10. Texas Water Development Board, G.O., Escrowed to Maturity 5.00%,
      8/01/99

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS October 31, 1995
-------------------------------------------------------------------------------

CHICAGO TRUST MONEY MARKET FUND

The Chicago Trust Money Market Fund continues to provide excellent performance relative to its benchmark, the Donoghue's First Tier Index. As of October 31, 1995, the Fund's 30 day yield was 5.4% vs. an index yield of 5.2%. Measured over a 7-day period, the yield advantage was greater yet. The Fund returned 5.6% while the Index returned 5.2%. This advantage is possible when a relatively short fund extends its maturity range to purchase securities on the highest yielding part of the short-term yield curve. This investment strategy has worked very well for us to this point.

The investment objectives of the Money Market Fund remain the same-safety, liquidity, and yield. Derivative securities do not fit in with these objectives, so they are not used. Instead, tried and true investment management techniques such as diversification, asset allocation, and credit analysis are used. We believe a money market shareowner is best served by applying these techniques.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND

                                                                        MARKET
                                                               SHARES   VALUE
                                                               ------ ----------
COMMON STOCK -- 89.33%
COMMUNICATIONS -- 2.60%
Motorola, Inc. ............................................... 16,000 $1,050,000
                                                                      ----------
COMPUTER HARDWARE -- 17.79%
Adaptec, Inc.* ............................................... 26,500  1,179,250
Compaq Computer Corp.* ....................................... 26,000  1,449,500
Intel Corp. .................................................. 25,400  1,774,825
Intelligent Electronics, Inc. ................................ 31,000    236,375
Seagate Technology, Inc.* .................................... 31,000  1,387,250
Solectron Corp.* ............................................. 28,600  1,151,150
                                                                      ----------
                                                                       7,178,350
                                                                      ----------
COMPUTER SOFTWARE -- 10.69%
Cisco Systems, Inc.* ......................................... 19,600  1,519,000
Microsoft Corp.* ............................................. 15,500  1,550,000
Oracle System Corp.* ......................................... 28,500  1,243,313
                                                                      ----------
                                                                       4,312,313
                                                                      ----------
CONSUMER DURABLES -- 1.78%
Harley Davidson, Inc. ........................................ 26,900    719,575
                                                                      ----------
CONSUMER NON-DURABLES -- 10.31%
Gillette Co. ................................................. 26,500  1,281,937
International Flavors &
 Fragrances, Inc. ............................................ 14,000    675,500
Mattel, Inc. ................................................. 31,800    914,250
Procter & Gamble Co. ......................................... 15,900  1,287,900
                                                                      ----------
                                                                       4,159,587
                                                                      ----------
ELECTRICAL EQUIPMENT -- 3.02%
Duracell International, Inc. ................................. 23,300  1,220,337
                                                                      ----------
ENTERTAINMENT & LEISURE -- 2.43%
Walt Disney Co. .............................................. 17,000    979,625
                                                                      ----------
FINANCIAL SERVICES -- 8.94%
Federal National Mortgage Association ........................ 10,600  1,111,675
General Motors Corp. CL E .................................... 24,000  1,131,000
Interpublic Group Cos., Inc. ................................. 17,000    658,750
MBNA Corp. ................................................... 19,100    704,313
                                                                      ----------
                                                                       3,605,738
                                                                      ----------
FOOD & BEVERAGE -- 11.10%
Coca-Cola Co. ................................................ 21,700  1,559,688
CPC International, Inc. ...................................... 10,600    703,575
Kellogg Co. .................................................. 10,600    765,850
Pioneer Hi-Bred International, Inc. .......................... 14,300    709,637
Wrigley, Wm. Jr., Co. ........................................ 15,900    739,350
                                                                      ----------
                                                                       4,478,100
                                                                      ----------
HEALTH CARE -- 5.59%
Abbott Laboratories .......................................... 26,500  1,053,375
Johnson & Johnson ............................................ 14,800  1,206,200
                                                                      ----------
                                                                       2,259,575
                                                                      ----------

                                                                      MARKET
                                                          SHARES       VALUE
                                                        ----------  -----------
LODGING -- 1.73%
Marriott International, Inc. .........................      18,900  $   696,937
                                                                    -----------
PHARMACEUTICALS-- 7.22%
Eli Lilly & Co. ......................................       7,800      753,675
Merck & Co. ..........................................      18,000    1,035,000
Pfizer, Inc. .........................................      19,600    1,124,550
                                                                    -----------
                                                                      2,913,225
                                                                    -----------
RETAIL -- 6.13%
Home Depot, Inc. .....................................      34,000    1,266,500
The Gap, Inc. ........................................      30,700    1,208,813
                                                                    -----------
                                                                      2,475,313
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $30,160,572) ..................................               36,048,675
                                                                    -----------
MONEY MARKET FUND-- 2.19%
 (Cost $884,199)
Fidelity U.S. Government Reserves ....................     884,199      844,199
                                                                    -----------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
REPURCHASE
 AGREEMENT -- 7.64%
 (Cost $3,084,000)
United Missouri Bank, U.S. Treasury Note, $3,119,000
 par, 7.5% coupon, due 02/29/96, dated 10/31/95, to be
 sold on 11/01/95 at $3,084,454 ......................  $3,084,000    3,084,000
                                                                    -----------
TOTAL INVESTMENTS -- 99.16%
 (Cost $34,128,771)/1/................................               40,016,874
                                                                    -----------
OTHER ASSETS NET OF LIABILITIES -- 0.84% .............                  338,175
                                                                    -----------
NET ASSETS -- 100.00%.................................              $40,355,049
                                                                    ===========
/1/Aggregate cost for federal income tax purposes is
 $34,128,771; and net unrealized appreciation is as
 follows:
Gross unrealized appreciation                           $6,215,993
Gross unrealized depreciation                             (327,890)
                                                        ----------
Net unrealized appreciation                             $5,888,103
                                                        ==========

* Non-income producing security.
                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST GROWTH & INCOME FUND

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------- ----------
COMMON STOCK -- 91.23%
CHEMICALS -- 1.45%
Praxair, Inc................................................  92,400 $2,494,800
                                                                     ----------
COMMUNICATIONS -- 2.45%
Motorola, Inc...............................................  64,400  4,226,250
                                                                     ----------
COMPUTERS/OFFICE EQUIPMENT -- 11.00%
Cisco Systems, Inc.*........................................  30,200  2,340,500
Computer Sciences Corp.*....................................  91,700  6,132,438
Hewlett-Packard Co..........................................  52,900  4,899,862
Microsoft Corp.*............................................  55,700  5,570,000
                                                                     ----------
                                                                     18,942,800
                                                                     ----------
CONSUMER DURABLES -- 0.23%
Harley Davidson, Inc........................................  14,600    390,550
                                                                     ----------
CONSUMER NON-DURABLES -- 11.04%
Gillette Co.................................................  84,400  4,082,850
Mattel, Inc.................................................  75,000  2,156,250
Newell Co................................................... 234,100  5,647,662
Procter & Gamble Co.........................................  88,100  7,136,100
                                                                     ----------
                                                                     19,022,862
                                                                     ----------
ELECTRICAL/ELECTRONICS -- 3.77%
General Electric Co......................................... 102,700  6,495,775
                                                                     ----------
ENERGY -- 6.72%
Exxon Corp..................................................  66,400  5,071,300
Royal Dutch Petroleum Co. --
 NY Registered..............................................  52,900  6,500,088
                                                                     ----------
                                                                     11,571,388
                                                                     ----------
FINANCIAL SERVICES -- 9.82%
Federal Home Loan Mortgage Corp.............................  74,850  5,183,363
Green Tree Financial Corp................................... 196,000  5,218,500
MBNA Corp...................................................  46,900  1,729,437
Norwest Corp................................................ 162,600  4,796,700
                                                                     ----------
                                                                     16,928,000
                                                                     ----------
FOOD & BEVERAGE -- 0.97%
Coca-Cola Co................................................  23,200  1,667,500
                                                                     ----------
INSURANCE -- 6.08%
American International Group, Inc...........................  79,650  6,720,469
General Re Corp.............................................  25,950  3,759,506
                                                                     ----------
                                                                     10,479,975
                                                                     ----------
MISCELLANEOUS MANUFACTURING -- 4.81%
Illinois Tool Works, Inc.................................... 114,000  6,626,250
Watts Industries, Inc.......................................  80,200  1,654,125
                                                                     ----------
                                                                      8,280,375
                                                                     ----------
MISCELLANEOUS/SERVICE -- 4.24%
Service Corp. International................................. 182,250  7,312,781
                                                                     ----------
PAPER/WOOD PRODUCTS -- 3.62%
Kimberly Clark Corp.........................................  86,000  6,245,750
                                                                     ----------

                                                        SHARES     MARKET VALUE
                                                      -----------  ------------
PHARMACEUTICALS -- 13.45%
Abbott Laboratories.................................      156,000  $  6,201,000
Forest Labs, Inc.* .................................       95,000     3,930,625
Pfizer, Inc.........................................      130,200     7,470,225
Schering-Plough Corp................................      104,000     5,577,000
                                                                   ------------
                                                                     23,178,850
                                                                   ------------
RESTAURANT/LODGING -- 1.10%
Outback Steakhouse, Inc.*...........................       60,400     1,895,050
                                                                   ------------
RETAIL -- 4.02%
Walgreen Co.........................................      243,200     6,931,200
                                                                   ------------
SCIENTIFIC & TECH INSTRUMENTS -- 3.98%
Raytheon Co.........................................      157,000     6,849,125
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.49%
AT&T Corp...........................................       40,200     2,572,800
                                                                   ------------
WHOLESALE TRADE -- 0.99%
Grainger (W.W.), Inc................................       27,150     1,696,875
                                                                   ------------
TOTAL COMMON STOCK
 Cost ($152,873,951)................................                157,182,706
                                                                   ------------
                                                       PRINCIPAL
                                                        AMOUNT
                                                      -----------
REPURCHASE
 AGREEMENT -- 8.96%
 (Cost $15,440,000)
First Chicago, U.S. Treasury Note, $14,970,000 par,
 7.875% coupon, due 04/15/98, dated 10/31/95, to be
 sold on 11/01/95 at $15,442,520 ...................  $15,440,000    15,440,000
                                                                   ------------
TOTAL INVESTMENTS -- 100.19%
 (Cost $168,313,951)/1/.............................                172,622,706
                                                                   ------------
LIABILITIES NET OF CASH AND OTHER ASSETS -- (0.19%
 )..................................................                   (327,001)
                                                                   ------------
NET ASSETS -- 100.00%...............................               $172,295,705
                                                                   ============
/1/Aggregate cost for federal income tax purposes is
 $168,313,951; and net unrealized appreciation is as
 follows:
Gross unrealized appreciation                         $ 7,573,043
Gross unrealized depreciation                          (3,264,288)
                                                      -----------
Net unrealized appreciation                           $ 4,308,755
                                                      ===========

* Non-income producing security.
                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST TALON FUND

                                                                     MARKET
                                                            SHARES   VALUE
                                                            ------ ----------
COMMON STOCK -- 75.47%
APPAREL -- 3.86%
Gymboree Corp.*............................................ 18,000 $  407,250
                                                                   ----------
BIOTECHNOLOGY -- 3.98%
North American Vaccine, Inc.*.............................. 40,000    420,000
                                                                   ----------
CABLE TELEVISION -- 5.47%
Comcast, CL A.............................................. 17,000    303,875
Tele-Communications, CL A.................................. 16,000    272,000
                                                                   ----------
                                                                      575,875
                                                                   ----------
COMMUNICATION EQUIPMENT/MANUFACTURERS -- 2.81%
DSC Communications Corp*...................................  8,000    296,000
                                                                   ----------
COMPUTER SOFTWARE & SERVICES -- 1.76%
Amdahl Corp................................................ 20,000    185,000
                                                                   ----------
FINANCIAL SERVICES -- 11.08%
Brooklyn Bancorp, Inc...................................... 16,000    630,000
Imperial Thrift & Loan Association......................... 26,000    299,000
Northern Trust Corp........................................  5,000    238,750
                                                                   ----------
                                                                    1,167,750
                                                                   ----------
HOMEBUILDING -- 1.54%
Falcon Building Products, Inc.*............................ 18,000    162,000
                                                                   ----------
HOTEL/GAMING -- 5.26%
Griffin Gaming & Entertainment*............................ 10,000    125,000
MGM Grand, Inc.*........................................... 18,000    429,750
                                                                   ----------
                                                                      554,750
                                                                   ----------
INSURANCE -- 13.56%
Danielson Holdings Corp.*.................................. 46,000    327,750
Risk Capital Holdings, Inc.*............................... 24,000    528,000
Safeco Corp................................................  3,000    192,563
TIG Holdings, Inc.......................................... 15,000    380,625
                                                                   ----------
                                                                    1,428,938
                                                                   ----------
MEDICAL PRODUCTS & SUPPLIES -- 4.31%
Pyxis Corp.*............................................... 36,000    454,500
                                                                   ----------
MERCHANDISING -- 0.28%
American Coin Merchandising................................  4,000     29,500
                                                                   ----------
OIL FIELD SERVICES/EQUIPMENT -- 2.18%
Cliffs Drilling Co......................................... 17,000    229,500
                                                                   ----------
PHARMACEUTICALS -- 7.16%
Elan Corp.*................................................ 10,000    401,250
Teva Pharmaceuticals ......................................  9,000    353,250
                                                                   ----------
                                                                      754,500
                                                                   ----------
RETAILING-SPECIALTY -- 4.47%
Starbucks Corp.*........................................... 12,000    471,000
                                                                   ----------
SCIENTIFIC & TECH INSTRUMENTS -- 5.43%
Robotic Vision Systems, Inc.*.............................. 25,000    571,875
                                                                   ----------
TELECOMMUNICATIONS-LONG DISTANCE -- 2.32%
WorldCom, Inc.*............................................  7,500    244,687
                                                                   ----------
TOTAL COMMON STOCK
 (Cost $7,089,151).........................................         7,953,125
                                                                   ----------

                                                                     MARKET
                                                         SHARES       VALUE
                                                       ----------  -----------
PREFERRED STOCK -- 0.96%
 (Cost $93,500)
Cliffs Drilling Co*..................................       3,500  $   101,063
                                                                   -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
REPURCHASE
 AGREEMENT -- 22.25%
 (Cost $2,344,000)
United Missouri Bank,
 U.S. Treasury Note, $2,371,000 par, 7.5% coupon, due
 02/29/96, dated 10/31/95, to be sold on 11/01/95 at
 $2,344,345 .........................................  $2,344,000    2,344,000
                                                                   -----------
U.S. GOVERNMENT
 OBLIGATIONS -- 14.06%
U.S. TREASURY BILLS -- 14.06%
5.180%, 01/11/96.....................................     750,000      742,219
5.220%, 02/08/96.....................................     750,000      739,110
                                                                   -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $1,481,330)...................................                1,481,329
                                                                   -----------
                                                       CONTRACTS
                                                       ----------
OPTIONS -- 0.16%
 (Cost $28,650)
SPX Dec 575 Puts.....................................          30       17,250
                                                                   -----------
TOTAL INVESTMENTS -- 112.90%
 (Cost $11,036,631)/1/...............................               11,896,767
                                                                   -----------
LIABILITIES NET OF CASH AND OTHER ASSETS -- (12.90%).               (1,358,913)
                                                                   -----------
NET ASSETS -- 100.00%................................              $10,537,854
                                                                   ===========
/1/Aggregate cost for federal income tax purposes is
 $11,043,127; and net unrealized appreciation is as
 follows:
Gross unrealized appreciation                          $1,099,347
Gross unrealized depreciation                            (245,707)
                                                       ----------
Net unrealized appreciation                            $  853,640
                                                       ==========

* Non-income producing security.
                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST ASSET ALLOCATION FUND

                                                                        MARKET
                                                              SHARES    VALUE
                                                             -------- ----------
COMMON STOCK -- 56.50%
CHEMICALS -- 0.71%
Praxair, Inc. ..............................................   40,000 $1,080,000
                                                                      ----------
COMMUNICATIONS -- 1.50%
Motorola, Inc. .............................................   35,000  2,296,875
                                                                      ----------
COMPUTERS/OFFICE EQUIPMENT -- 8.11%
American Power Conversion Corp.*                               45,000    461,250
Cisco Systems, Inc.* .......................................   20,000  1,550,000
Computer Sciences Corp.* ...................................   45,000  3,009,375
Hewlett-Packard Co. ........................................   43,000  3,982,875
Microsoft Corp.* ...........................................   34,000  3,400,000
                                                                      ----------
                                                                      12,403,500
                                                                      ----------
CONSUMER DURABLES -- 0.96%
Harley Davidson, Inc. ......................................   55,000  1,471,250
                                                                      ----------
CONSUMER NON-DURABLES -- 5.33%
Gillette Co. ...............................................   60,000  2,902,500
Newell Co. .................................................  100,000  2,412,500
Procter & Gamble Co. .......................................   35,000  2,835,000
                                                                      ----------
                                                                       8,150,000
                                                                      ----------
ELECTRICAL/ELECTRONICS -- 1.99%
General Electric Co. .......................................   48,000  3,036,000
                                                                      ----------
ENERGY -- 5.39%
Amoco Corp. ................................................   35,000  2,235,625
Exxon Corp. ................................................   30,000  2,291,250
Royal Dutch Petroleum Co. ..................................   15,000  1,843,125
Schlumberger, Ltd. .........................................   30,000  1,867,500
                                                                      ----------
                                                                       8,237,500
                                                                      ----------
ENTERTAINMENT & LEISURE -- 1.89%
Walt Disney Co. ............................................   50,000  2,881,250
                                                                      ----------
FINANCIAL SERVICES -- 6.31%
Federal Home Loan Mortgage
 Corp. .....................................................   38,000  2,631,500
First Data Corp. ...........................................   15,000    991,875
Green Tree Financial Corp. .................................  100,000  2,662,500
MBNA Corp. .................................................   35,000  1,290,625
Norwest Corp. ..............................................   70,000  2,065,000
                                                                      ----------
                                                                       9,641,500
                                                                      ----------
FOOD & BEVERAGES -- 2.06%
Coca-Cola Co. ..............................................   30,000  2,156,250
Lancaster Colony Corp. .....................................   30,000    997,500
                                                                      ----------
                                                                       3,153,750
                                                                      ----------
INSURANCE -- 3.53%
American International Group, Inc. .........................   38,250  3,227,344
General Re Corp. ...........................................   15,000  2,173,125
                                                                      ----------
                                                                       5,400,469
                                                                      ----------

                                                                     MARKET
                                                          SHARES     VALUE
                                                        ---------- ----------
MEDICAL SUPPLIES -- 2.27%
Medtronic, Inc. .......................................     60,000 $3,465,000
                                                                   ----------
METALS/METAL PRODUCTS -- 0.81%
Watts Industries, Inc. ................................     60,000  1,237,500
                                                                   ----------
MISCELLANEOUS MANUFACTURING -- 5.15%
Boeing Co. ............................................     35,000  2,296,875
Deere & Co. ...........................................     33,000  2,949,375
Illinois Tool Works, Inc. .............................     45,000  2,615,625
                                                                   ----------
                                                                    7,861,875
                                                                   ----------
PHARMACEUTICALS -- 5.16%
Abbott Laboratories ...................................     70,000  2,782,500
Forest Labs, Inc. CL A* ...............................     40,000  1,655,000
Pfizer, Inc. ..........................................     60,000  3,442,500
                                                                   ----------
                                                                    7,880,000
                                                                   ----------
RETAIL -- 1.86%
Walgreen Co. ..........................................    100,000  2,850,000
                                                                   ----------
SCIENTIFIC & TECH INSTRUMENTS -- 2.00%
Raytheon Co. ..........................................     70,000  3,053,750
                                                                   ----------
TELECOMMUNICATION SERVICES -- 1.47%
AT&T Corp. ............................................     35,000  2,240,000
                                                                   ----------
TOTAL COMMON STOCK
 (Cost $86,239,250) ...................................            86,340,219
                                                                   ----------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
REPURCHASE
 AGREEMENTS -- 8.67%
United Missouri Bank,
 U.S. Treasury Bills,
 $5,170,000 par, 5.875%
 coupon, due 09/19/96, dated 10/31/95, to be sold on
 11/01/95 at $4,827,788 ............................... $4,827,000  4,827,000
United Missouri Bank,
 U.S. Treasury Notes,
 $8,165,000 par, 7.875%
 coupon, due 04/15/98, dated 10/31/95, to be sold on
 11/01/95 at $8,420,374 ...............................  8,419,000  8,419,000
                                                                   ----------
TOTAL REPURCHASE AGREEMENTS
 (Cost $13,246,000) ...................................            13,246,000
                                                                   ----------
FIXED INCOME
 SECURITIES -- 34.70%
U.S. GOVERNMENT OBLIGATIONS -- 7.04%
U.S. TREASURY NOTES -- 5.36%
4.250%, 11/30/95 ......................................  1,000,000    999,039
6.125%, 07/31/96 ......................................  1,000,000  1,003,910
4.375%, 11/15/96 ......................................  1,000,000    988,070
5.625%, 08/31/97 ......................................  1,000,000  1,000,170

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST ASSET ALLOCATION FUND -- CONTINUED

                                                      PRINCIPAL    MARKET
                                                        AMOUNT     VALUE
                                                      ---------- ----------
 FIXED INCOME SECURITIES -- CONTINUED
 8.750%, 10/15/97 ..................................  $1,000,000 $1,057,340
 9.000%, 05/15/98 ..................................   1,000,000  1,077,920
 8.000%, 08/15/99 ..................................   1,000,000  1,075,140
 5.875%, 02/15/04 ..................................   1,000,000    993,100
                                                                 ----------
                                                                  8,194,689
                                                                 ----------
 U.S. TREASURY BONDS -- 1.68%
 9.250%, 02/15/16 ..................................   1,000,000  1,321,090
 8.500%, 02/15/20 ..................................   1,000,000  1,251,100
                                                                 ----------
                                                                  2,572,190
                                                                 ----------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $10,702,831) ................................             10,766,879
                                                                 ----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.17%
 FEDERAL HOME LOAN BANK -- 0.35%
 9.200%, 08/25/97 ..................................     500,000    529,545
                                                                 ----------
 FEDERAL HOME LOAN MORTGAGE CORP. -- 3.24%
 6.500%, 09/15/07, CMO REMIC........................   1,000,000  1,003,035
 7.500%, 04/01/08 ..................................     739,488    754,580
 6.500%, 06/01/09 ..................................   1,331,363  1,323,728
 7.000%, 11/15/13, CMO PAC --Interest Only .........   2,200,000    228,052
 7.000%, 07/01/23 ..................................     776,323    772,060
 6.000%, 12/15/23, CMO REMIC........................   1,000,000    877,914
                                                                 ----------
                                                                  4,959,369
                                                                 ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.99%
 6.000%, 06/25/02, CMO REMIC                           1,800,000  1,790,921
 6.250%, 07/25/02, CMO REMIC                           1,000,000    998,403
 7.000%, 07/25/17, CMO PAC--Interest Only ..........   2,151,446    257,657
                                                                 ----------
                                                                  3,046,981
                                                                 ----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.59%
 7.000%, 05/15/08 ..................................   1,004,989  1,019,082
 7.000%, 06/15/08 ..................................     705,318    715,171
 7.000%, 09/15/08 ..................................     649,324    658,429
 8.000%, 03/15/17 ..................................     925,949    952,748
 8.000%, 06/15/17 ..................................   1,272,667  1,309,768
 7.500%, 04/15/23 ..................................   2,598,000  2,635,753
 7.000%, 10/15/23 ..................................   2,787,615  2,772,806
                                                                 ----------
                                                                 10,063,757
                                                                 ----------
 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $18,549,603)................................             18,599,652
                                                                 ----------
 GOVERNMENT TRUST CERTIFICATES -- 1.08%
 GTC Greece, 8.000%, 05/15/98 -- Series G-2 ........     551,696    558,592
 GTC Israel, 9.250%, 11/15/01 -- Class I-C .........   1,000,000  1,095,000
                                                                 ----------
 TOTAL GOVERNMENT TRUST CERTIFICATES (Cost
  $1,653,032).......................................              1,653,592
                                                                 ----------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT     VALUE
                                                          ---------- ----------
ASSET BACKED NOTES -- 0.10% (Cost $149,107)
Premier Auto Trust,
 5.900%, 11/17/97 ....................................... $  149,190 $  149,100
                                                                     ----------
CORPORATE BONDS, NOTES AND DEBENTURES -- 14.31%
AIRLINES -- 1.10%
AMR Corp. Debentures,
 10.000%, 04/15/21 ......................................  1,000,000  1,186,250
Delta Airlines, Inc. Equipment Trust Bonds,
 8.540%, 01/02/07........................................    469,468    502,342
                                                                     ----------
                                                                      1,688,592
                                                                     ----------
COMPUTERS -- 1.15%
Comdisco, Inc. Notes,
 7.250%, 04/15/98 .......................................    500,000    511,250
International Business Machines Corp. Notes,
 6.375%, 06/15/00........................................    750,000    755,625
Unisys Corp. Notes,
 9.750%, 09/15/96 .......................................    500,000    495,000
                                                                     ----------
                                                                      1,761,875
                                                                     ----------
CONSUMER NON-DURABLES -- 0.27%
Philip Morris Cos., Inc. Notes, 7.125%, 10/01/04.........    400,000    409,000
                                                                     ----------
EQUIPMENT -- 0.73%
John Deere Capital Corp. Debentures,
 8.625%, 08/01/19........................................  1,000,000  1,113,750
                                                                     ----------
FINANCIAL SERVICES -- 4.90%
Chrysler Financial Corp.,
 6.625%, 08/15/00........................................  1,000,000  1,011,250
General Motors Acceptance Corp. Notes,
 7.750%, 01/15/99........................................    500,000    521,875
General Motors Acceptance Corp. Notes,
 8.500%, 01/01/03........................................  1,000,000  1,102,500
Heller Financial Corp. Notes, 5.625%, 03/15/00...........  1,000,000    971,250
International Bank for Reconstruction & Development,
 9.770%, 05/27/98........................................  1,000,000  1,087,500
International Lease Finance Debentures,
 7.900%, 10/01/96........................................  1,000,000  1,018,020
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05........................................    750,000    757,500
U.S. Leasing International, Inc. Notes,
 7.000%, 11/01/97........................................  1,000,000  1,020,000
                                                                     ----------
                                                                      7,489,895
                                                                     ----------

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST ASSET ALLOCATION FUND -- CONTINUED

                                                          PRINCIPAL    MARKET
                                                            AMOUNT     VALUE
                                                          ---------- ----------
FIXED INCOME SECURITIES -- CONTINUED
HEALTHCARE -- 1.19%
Columbia/HCA Healthcare Corp. Notes,
 7.690%, 06/15/25........................................ $1,000,000 $1,043,750
Hospital Corp. America, Zero Coupon Debentures,
 06/01/00*...............................................  1,100,000    772,750
                                                                     ----------
                                                                      1,816,500
                                                                     ----------
INSURANCE -- 1.21%
John Hancock Mutual Life Insurance Co. Notes,
 7.375%, 02/15/24........................................    900,000    866,250
Pacific Mutual Life Notes,
 7.900%, 12/30/23 -- 144A................................  1,000,000    983,750
                                                                     ----------
                                                                      1,850,000
                                                                     ----------
RETAILING-SPECIALTY -- 0.77%
Federated Department Stores Senior Debentures,
 8.125%, 10/15/02........................................    500,000    506,250
Southland Corp. Senior Subordinated Debentures, 5.000%,
 12/15/03................................................    800,000    664,000
                                                                     ----------
                                                                      1,170,250
                                                                     ----------
TRANSPORTATION -- 0.33%
Santa Fe Pacific Gold Corp. Senior Debentures,
 8.375%, 07/01/05........................................    500,000    505,625
                                                                     ----------
UTILITIES -- 2.66%
Commonwealth Edison Co. First Mortgage Bonds,
 8.000%, 04/15/23........................................  1,000,000  1,018,750
Long Island Lighting Co. Debentures,
 9.000%, 11/01/22........................................  1,000,000  1,046,250
Philadelphia Electric Co. First Mortgage Bonds,
 5.625%, 11/01/01........................................    500,000    483,125
Public Service Co. -- N.H. First Mortgage Bonds,
 9.170%, 05/15/98........................................    500,000    522,500
Texas Utilities First Mortgage Bonds,
 5.875%, 04/01/98........................................  1,000,000    991,250
                                                                     ----------
                                                                      4,061,875
                                                                     ----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES
 (COST $21,715,477)......................................            21,867,362
                                                                     ----------

                                                      PRINCIPAL
                                                        AMOUNT    MARKET VALUE
                                                      ----------  ------------
TOTAL FIXED INCOME SECURITIES
 (COST $52,770,050)..................................             $ 53,036,585
                                                                  ------------
TOTAL INVESTMENTS -- 99.87%
 (COST $152,255,300)/1/..............................              152,622,804
                                                                  ------------
CASH AND OTHER ASSETS NET OF LIABILITIES --0.13%.....                  197,662
                                                                  ------------
NET ASSETS -- 100.00%................................             $152,820,466
                                                                  ============
/1/Aggregate cost for federal income tax purposes is
 $152,255,300; and net unrealized appreciation is as
 follows:
Gross unrealized appreciation                         $3,280,697
Gross unrealized depreciation                         (2,913,193)
                                                      ----------
Net unrealized appreciation                           $  367,504
                                                      ==========

*Non-income producing security.

PORTFOLIO COMPOSITION
---------------------
Common Stock                         57%
Repurchase Agreements                 9%
U.S. Government Obligations           7%
U.S. Government Agency Obligations   12%
Government Trust Certificates         1%
Aaa                                   1%
A                                     7%
Baa                                   3%
Ba                                    3%
                                    ----
                                    100%
                                    ====

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND
                See accompanying notes to financial statements.

                                                                    MARKET
                                                          SHARES    VALUE
                                                         -------- ----------
COMMON STOCKS -- 57.64%
COMMUNICATIONS -- 1.47%
Motorola, Inc. .........................................    4,900 $  321,562
                                                                  ----------
COMPUTER HARDWARE -- 10.61%
Adaptec, Inc.* .........................................    8,500    378,250
Compaq Computer Corp.*..................................    8,100    451,575
Intel Corp. ............................................    8,400    586,950
Intelligent Electronics, Inc............................   10,000     76,250
Seagate Technology, Inc.* ..............................   10,300    460,925
Solectron Corp.* .......................................    9,200    370,300
                                                                  ----------
                                                                   2,324,250
                                                                  ----------
COMPUTER SOFTWARE -- 6.65%
Cisco Systems, Inc.* ...................................    7,300    565,750
Microsoft Corp.* .......................................    4,800    480,000
Oracle System Corp.* ...................................    9,400    410,075
                                                                  ----------
                                                                   1,455,825
                                                                  ----------
CONSUMER DURABLES -- 1.28%
Harley Davidson, Inc. ..................................   10,500    280,875
                                                                  ----------
CONSUMER NON-DURABLES -- 6.54%
Gillette Co. ...........................................    9,500    459,563
International Flavors &
 Fragrances, Inc. ......................................    4,700    226,775
Mattel, Inc. ...........................................   12,180    350,175
Procter & Gamble Co. ...................................    4,900    396,900
                                                                  ----------
                                                                   1,433,413
                                                                  ----------
ELECTRICAL EQUIPMENT -- 1.89%
Duracell International, Inc. ...........................    7,900    413,763
                                                                  ----------
ENTERTAINMENT & LEISURE -- 1.53%
Walt Disney Co. ........................................    5,800    334,225
                                                                  ----------
FINANCIAL SERVICES -- 5.76%
Federal National Mortgage Association ..................    3,800    398,525
General Motors Corp. CL E...............................    8,100    381,713
Interpublic Group of Cos., Inc. ........................    7,000    271,250
MBNA Corp. .............................................    5,700    210,188
                                                                  ----------
                                                                   1,261,676
                                                                  ----------
FOOD & BEVERAGE -- 7.20%
Coca-Cola Co. ..........................................    7,700    553,437
CPC International, Inc. ................................    3,800    252,225
Kellogg Co. ............................................    3,400    245,650
Pioneer Hi-Bred
 International, Inc. ...................................    5,000    248,125
Wrigley, Wm. Jr., Co. ..................................    6,000    279,000
                                                                  ----------
                                                                   1,578,437
                                                                  ----------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
HEALTH CARE-- 3.49%
Abbott Laboratories ....................................      9,000 $   357,750
Johnson & Johnson ......................................      5,000     407,500
                                                                    -----------
                                                                        765,250
                                                                    -----------
LODGING-- 1.35%
Marriott International, Inc. ...........................      8,000     295,000
                                                                    -----------
PHARMACEUTICALS-- 5.37%
Eli Lilly & Co. ........................................      3,500     338,188
Merck & Co. ............................................      7,500     431,250
Pfizer, Inc. ...........................................      7,100     407,362
                                                                    -----------
                                                                      1,176,800
                                                                    -----------
RETAIL-- 3.89%
Home Depot, Inc. .......................................     12,000     447,000
The Gap, Inc. ..........................................     10,300     405,562
                                                                    -----------
                                                                        852,562
                                                                    -----------
TRANSPORTATION-- 0.61%
Atlantic Southeast Airlines, Inc. ......................      5,400     133,650
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $10,735,811) ....................................             12,627,288
                                                                    -----------
MONEY MARKET FUND -- 0.40% (Cost $86,887)
Fidelity U.S. Government Reserves.......................     86,887      86,887
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
REPURCHASE
 AGREEMENT -- 4.87%
 (Cost $1,068,000)
 United Missouri Bank,
 U.S. Treasury Note,
 $1,080,000 par, 7.5%
 coupon, due 02/29/96, dated
 10/31/95, to be sold on 11/01/95 at $1,068,157 ........ $1,068,000   1,068,000
                                                                    -----------

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND -- CONTINUED
                See accompanying notes to financial statements.

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
                                                         ---------- -----------
FIXED INCOME SECURITIES -- 37.80%
U.S. GOVERNMENT OBLIGATIONS -- 20.03%
U.S. TREASURY NOTES -- 16.03%
9.500%, 11/15/95........................................ $   25,000 $    25,036
9.250%, 01/15/96........................................    100,000     100,731
8.875%, 02/15/96........................................     40,000      40,373
8.500%, 04/15/97........................................    210,000     218,331
9.250%, 08/15/98........................................    100,000     109,046
8.500%, 02/15/00........................................    100,000     110,108
6.250%, 05/31/00........................................    300,000     305,346
8.500%, 11/15/00........................................     75,000      83,736
8.000%, 05/15/01........................................    200,000     220,186
6.375%, 08/15/02........................................    475,000     487,682
6.250%, 02/15/03........................................    750,000     763,507
7.250%, 05/15/04........................................    500,000     541,265
7.875%, 11/15/04........................................    450,000     507,186
                                                                    -----------
                                                                      3,512,533
                                                                    -----------
U.S. TREASURY STRIPS -- 2.44%
Zero Coupon, 02/15/06*..................................  1,000,000     533,530
                                                                    -----------
U.S. TREASURY BONDS -- 1.56%
7.500%, 11/15/16........................................     80,000      90,093
8.000%, 11/15/21........................................    160,000     191,310
7.250%, 08/15/22........................................     55,000      60,719
                                                                    -----------
                                                                        342,122
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $4,151,027)......................................              4,388,185
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.84%
FEDERAL HOME LOAN BANK -- 1.40%
5.990%, 10/01/03........................................    320,000     307,520
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.61%
8.500%, 05/15/01, CMO REMIC.............................     24,323      24,366
7.000%, 11/15/01, CMO REMIC.............................    105,000     107,091
6.500%, 06/01/02, Mortgage Balloon Pass Through.........    297,437     298,087
6.500%, 06/15/04, CMO REMIC.............................    100,000     100,623
7.730%, 08/10/04, Debentures............................    100,000     104,244
7.500%, 03/15/07, CMO REMIC.............................    125,000     127,336
7.500%, 07/15/07, CMO REMIC.............................    100,000     101,327
6.000%, 04/15/08, CMO REMIC.............................    150,000     146,751
                                                                    -----------
                                                                      1,009,825
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.83%
7.500%, 03/01/99, Mortgage Pass Through.................    191,715     195,550
8.450%, 07/12/99, CMO REMIC.............................     75,000      81,233
6.000%, 02/25/07, CMO REMIC.............................    125,000     122,993
                                                                    -----------
                                                                        399,776
                                                                    -----------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
                                                         ---------- -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $1,679,944)......................................            $ 1,717,121
                                                                    -----------
ASSET BACKED NOTES -- 2.18%
Chemical Master Credit Card, 6.230%, 06/15/03........... $  300,000     301,022
Discover Card Trust, 6.800%, 06/15/00...................     75,000      76,223
Discover Card Trust, 6.250%, 08/16/00...................     50,000      50,305
Paine Webber Trust, 9.000%, 10/20/99, CMO -- Corporate..     50,000      50,766
                                                                    -----------
TOTAL ASSET BACKED NOTES
 (Cost $474,086)........................................                478,316
                                                                    -----------
CORPORATE BONDS, NOTES AND DEBENTURES-- 7.75%
CONSUMER NON-DURABLES -- 0.28%
Phillip Morris Cos., Inc. Notes, 9.000%, 01/01/01.......     55,000      60,981
                                                                    -----------
ENERGY -- 0.37%
BP America, Inc. Notes, 7.875%, 05/15/02................     75,000      81,281
                                                                    -----------
FINANCIAL SERVICES -- 3.60%
American General Finance Corp. Notes, 7.200%, 07/08/99..     55,000      56,719
Chrysler Financial Corp. Notes, 8.500%, 11/23/06**......    100,000     100,000
First Union Corp. Notes, 9.450%, 06/15/99...............     75,000      82,781
Ford Capital Notes, 9.125%, 05/01/98....................     75,000      80,156
General Electric Capital Corp. Notes, 6.020%, 07/29/97..    130,000     130,325
International Bank for Reconstruction and Development,
 8.125%, 03/01/01.......................................     75,000      82,219
MBNA Corp. Notes, 6.875%, 06/01/05......................    125,000     125,156
Merrill Lynch & Co., Inc. Notes, 8.250%, 11/15/99.......     75,000      80,156
World Book Finance, Inc. Notes 8.125%, 09/01/96.........     50,000      51,006
                                                                    -----------
                                                                        788,518
                                                                    -----------
INSURANCE -- 0.76%
Cigna Corp. Notes, 8.750%, 10/01/01.....................     50,000      54,938
National Re Corp. Notes,
 8.850%, 01/15/05.......................................    100,000     111,500
                                                                    -----------
                                                                        166,438
                                                                    -----------

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND -- CONTINUED
                See accompanying notes to financial statements.

                                                       PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -----------
 FIXED INCOME SECURITIES -- CONTINUED
 RETAIL -- 2.74%
 J.C. Penney & Co. Debentures, 9.750%, 06/15/21......  $  500,000  $   600,625
 TOTAL CORPORATE BONDS,
  NOTES AND DEBENTURES
  (Cost $1,655,832) .................................                1,697,843
                                                                   -----------
 TOTAL FIXED INCOME SECURITIES
  (Cost $7,960,889) .................................                8,281,465
                                                                   -----------
 TOTAL INVESTMENTS -- 100.71%
  (Cost $19,851,587)/1/..............................               22,063,640
                                                                   -----------
 LIABILITIES NET OF OTHER ASSETS -- (0.71%) .........                 (155,466)
                                                                   -----------
 NET ASSETS -- 100.00%...............................              $21,908,174
                                                                   ===========
 /1/Aggregate cost for federal income tax purposes is
  $19,857,593; and net unrealized appreciation is as
  follows:
 Gross unrealized appreciation                         $2,292,534
 Gross unrealized depreciation                            (86,487)
                                                       ----------
  Net unrealized appreciation                          $2,206,047
                                                       ==========

*  Non-income producing security.
** Security is callable on 11/23/96 at which date a step-up, annually reset interest rate begins.

PORTFOLIO COMPOSITION
---------------------
Common Stock                         57%
Repurchase Agreement                  5%
U.S. Government Obligations          20%
U.S. Government Agency Obligations    8%
Aaa                                   4%
A                                     6%
                                    ----
                                    100%
                                    ====

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES -- 94.70%
U.S. GOVERNMENT OBLIGATIONS -- 17.38%
U.S. TREASURY NOTES -- 7.20%
8.750%, 10/15/97......................................... $1,000,000 $ 1,057,340
5.125%, 11/30/98.........................................  1,000,000     984,190
6.375%, 01/15/00.........................................  1,000,000   1,021,820
6.375%, 08/15/02.........................................  1,000,000   1,026,700
5.750%, 08/15/03.........................................  1,000,000     986,960
                                                                     -----------
                                                                       5,077,010
                                                                     -----------
U.S. TREASURY BONDS -- 10.18%
5.625%, 01/31/98.........................................  1,000,000     999,580
5.500%, 02/28/99.........................................  1,000,000     993,630
5.750%, 10/31/00.........................................  1,000,000     997,850
7.250%, 05/15/04.........................................  1,000,000   1,082,530
6.500%, 05/15/05.........................................  1,000,000   1,035,150
7.125%, 02/15/23.........................................  1,000,000   1,090,090
6.250%, 08/15/23.........................................  1,000,000     977,970
                                                                     -----------
                                                                       7,176,800
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $12,185,693)......................................             12,253,810
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.17%
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.32%
6.500%, 09/15/07, CMO REMIC..............................  1,000,000   1,003,035
6.500%, 11/15/07, REMIC PAC-- Interest Only..............  2,545,819     466,521
5.750%, 01/15/08, CMO REMIC..............................    500,000     482,976
7.500%, 04/01/08.........................................    739,488     754,580
6.000%, 03/15/09, CMO REMIC..............................  1,000,000     916,531
6.500%, 06/01/09, CMO REMIC..............................  1,775,150   1,764,970
7.000%, 11/15/13, CMO PAC --Interest Only................  2,825,000     292,839
6.500%, 02/15/21.........................................  1,090,000   1,067,442
6.000%, 12/15/23, CMO REMIC..............................  1,400,000   1,229,079
                                                                     -----------
                                                                       7,977,973
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.99%
5.240%, 07/15/98.........................................  2,000,000   1,965,780
6.000%, 06/25/02, CMO REMIC..............................  1,500,000   1,492,434
6.250%, 07/25/02, CMO REMIC..............................  1,500,000   1,497,604
7.000%, 07/01/08.........................................    532,357     536,849
7.000%, 07/25/17, CMO PAC --Interest Only................  3,394,503     406,526
8.000%, 12/25/18.........................................      5,789       5,764
6.750%, 07/25/23, CMO REMIC..............................  1,200,000   1,139,484
                                                                     -----------
                                                                       7,044,441
                                                                     -----------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.86%
7.000%, 05/15/08......................................... $1,004,989 $ 1,019,083
8.000%, 06/15/17.........................................  1,272,667   1,309,768
7.500%, 04/15/23.........................................  1,118,731   1,135,163
7.500%, 04/15/23.........................................  1,412,256   1,432,662
7.000%, 10/15/23.........................................  3,482,090   3,463,592
                                                                     -----------
                                                                       8,360,268
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $23,281,193)......................................             23,382,682
                                                                     -----------
GOVERNMENT TRUST CERTIFICATES -- 1.13%
 (Cost $793,250)
GTC Israel, 9.250%, 11/15/01 -- Class IC.................    725,000     793,875
                                                                     -----------
ASSET BACKED NOTES -- 0.36%
Premier Auto Trust,
 5.900%, 11/15/97........................................    149,190     149,100
Household Credit Card Trust, 7.375%, 10/15/97............    104,167     104,355
                                                                     -----------
TOTAL ASSET BACKED NOTES
 (Cost $256,920).........................................                253,455
                                                                     -----------
CORPORATE BONDS, NOTES AND DEBENTURES -- 42.66%
AIRLINES -- 3.01%
AMR Corp. Debentures, 10.000%, 04/15/21..................  1,150,000   1,364,188
Delta Airlines, Inc. Equipment Trust Bonds,
 8.540%, 01/02/07........................................    469,468     502,342
Delta Airlines, Inc.
 9.375%, 09/11/07 .......................................    229,994     258,168
                                                                     -----------
                                                                       2,124,698
                                                                     -----------
COMMUNICATIONS -- 0.76%
Motorola, Inc. Debentures, 7.500%, 05/15/25..............    500,000     536,250
                                                                     -----------
COMPUTERS -- 2.16%
International Business Machines Corp. Notes,
 6.375%, 06/15/00........................................    750,000     755,626
Unisys Corp. Senior Debentures, 9.750%, 09/15/16.........    800,000     764,000
                                                                     -----------
                                                                       1,519,626
                                                                     -----------
ELECTRONICS -- 1.18%
Eaton Corp. Debentures,
 8.000%, 08/15/06........................................    750,000     833,437
                                                                     -----------

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND -- CONTINUED

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES -- CONTINUED
ENERGY -- 1.99%
Gulf Canada Resources, Ltd. Senior Subordinated
 Debentures
 9.250%, 01/15/04.......................................  $  750,000 $   753,750
YPF Sociedad Anonima,
 8.000%, 02/15/04.......................................     750,000     648,750
                                                                     -----------
                                                                       1,402,500
                                                                     -----------
ENTERTAINMENT -- 1.01%
Time Warner, Inc. Convertible Subordinated Debentures,
 8.750%, 01/10/15.......................................     681,750     709,872
                                                                     -----------
EQUIPMENT -- 2.02%
John Deere Capital Corp. Debentures,
 8.625%, 08/01/19.......................................   1,275,000   1,420,031
                                                                     -----------
FINANCIAL SERVICES -- 15.27%
Chrysler Financial Corp., 6.625%, 08/15/00..............   1,250,000   1,264,062
CNA Financial Corp. Debentures, 7.250%, 11/15/23........     500,000     478,125
Federal Realty Investment Trust Convertible Subordinated
 Bonds, 5.250%, 10/28/03................................   1,000,000     862,197
General Motors Acceptance Corp. Notes,
 7.750%, 01/15/99.......................................     750,000     782,812
Goldman Sachs Group L.P. -- 144A, 6.375%, 06/15/00......   1,000,000     985,000
John Hancock Life Insurance Co. Surplus Notes,
 7.375%, 02/15/24.......................................   1,000,000     962,500
Heller Financial Corp. Notes, 5.625%, 03/15/00..........   1,250,000   1,214,062
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05.......................................   1,000,000   1,010,000
Metropolitan Life Insurance Co.-- 144A Surplus Notes,
 6.300%, 11/01/03.......................................   1,000,000     958,750
Pacific Mutual Life Insurance Co.-- 144A Surplus Notes,
 7.900%, 12/30/23.......................................   1,250,000   1,229,688
U.S. Leasing International, Inc. Notes, 7.000%,
 11/01/97...............................................   1,000,000   1,020,000
                                                                     -----------
                                                                      10,767,196
                                                                     -----------
FOOD & BEVERAGE--0.71%
Nabisco, Inc. Notes,
 6.700%, 06/15/02.......................................     500,000     501,250
                                                                     -----------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT     VALUE
                                                          ---------- ----------
HEALTHCARE -- 1.78%
Columbia/HCA Healthcare Corp. Notes, 7.690%, 06/15/25.... $1,200,000 $1,252,500
                                                                     ----------
MANUFACTURING -- 2.29%
Figgie International, Inc. Senior Notes, 9.875%,
 10/01/99................................................  1,000,000  1,002,500
Owens-Illinois, Inc. Senior Debentures,
 11.000%, 12/01/03.......................................    550,000    611,187
                                                                     ----------
                                                                      1,613,687
                                                                     ----------
NATURAL GAS -- 1.84%
Consolidated Natural Gas Converible Subordinated
 Debentures,
 7.250%, 12/15/15........................................  1,250,000  1,300,000
                                                                     ----------
RETAIL -- 1.96%
Federated Department Stores Senior Debentures,
 8.125%, 10/15/02........................................    750,000    759,375
Southland Corp. Senior Subordinated Debentures, 5.000%,
 12/15/03................................................    750,000    622,500
                                                                     ----------
                                                                      1,381,875
TRANSPORTATION -- 1.08%
Santa Fe Pacific Gold Corp. Senior Debentures,
 8.375%, 07/01/05........................................    750,000    758,437
                                                                     ----------
UTILITIES -- 5.60%
Commonwealth Edison Co. First Mortgage Bonds,
 8.000%, 04/15/23........................................  1,000,000  1,018,750
Long Island Lighting Co. Debentures,
 9.000%, 11/01/22........................................  1,250,000  1,307,813
Philadelphia Electric Co. First Mortgage Bonds,
 5.625%, 11/01/01........................................    650,000    628,063
Texas Utilities Electric Co. First Mortgage Bonds,
 5.875%, 04/01/98........................................  1,000,000    991,250
                                                                     ----------
                                                                      3,945,876
                                                                     ----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES
 (COST $29,728,566)......................................            30,067,235
                                                                     ----------
TOTAL FIXED INCOME SECURITIES
 (Cost $66,245,622)......................................            66,751,057
                                                                     ----------

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND -- CONTINUED

                                                         PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                                         ----------  -----------
 REPURCHASE
  AGREEMENT -- 4.79%
  (Cost $3,377,000)
 First Chicago, U.S.
  Treasury Notes, $3,275,000 par, 7.875% coupon, due
  04/15/98, dated 10/31/95, to be sold on 11/01/95 at
  $3,377,551...........................................  $3,377,000  $ 3,377,000
                                                                     -----------
 TOTAL INVESTMENTS -- 99.49%
 (Cost $69,622,622)/1/.................................               70,128,057
                                                                     -----------
 CASH AND OTHER ASSETS
  NET OF LIABILITIES -- 0.51% .........................                  362,278
                                                                     -----------
 NET ASSETS -- 100.00% ................................              $70,490,335
                                                                     ===========
 /1/Aggregate cost for federal income tax purposes is
  $69,622,622; and net unrealized appreciation is as
  follows:
 Gross unrealized appreciation                           $  635,532
 Gross unrealized depreciation                             (130,097)
                                                         ----------
  Net unrealized appreciation                            $  505,435
                                                         ==========

PORTFOLIO COMPOSITION
---------------------
U.S. Government Obligations          18%
U.S. Government Agency Obligations   33%
Government Trust Certificates         1%
Aaa                                   2%
Aa                                    2%
A                                    18%
Baa                                   9%
Ba                                    9%
B                                     3%
Repurchase Agreement                  5%
                                    ----
                                    100%
                                    ====

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST MUNICIPAL BOND FUND

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
                                                           --------- -----------
MUNICIPAL BONDS -- 97.36%
ARIZONA -- 4.05%
Salt River Project Electric System Revenue, Refunding
 Series A,
 5.500%, 01/01/05........................................  $450,000  $   472,937
                                                                     -----------
FLORIDA -- 4.98%
Florida State Dade County Road
 4.700%, 07/01/97........................................   475,000      480,862
Putnum County, FL Development Authority Revenue
 4.000%, 09/01/24*.......................................   100,000      100,000
                                                                     -----------
                                                                         580,862
                                                                     -----------
GEORGIA -- 4.34%
State of Georgia, G.O.
 6.100%, 03/01/05........................................   250,000      276,280
State of Georgia, G.O.
 6.700%, 08/01/09........................................   200,000      231,008
                                                                     -----------
                                                                         507,288
                                                                     -----------
ILLINOIS -- 8.19%
Cook County, Illinois Series B, G.O., MBIA Insured
 4.700%, 11/15/01........................................   475,000      477,346
State of Illinois, G.O.
 5.400%, 06/01/96........................................   475,000      478,971
                                                                     -----------
                                                                         956,317
                                                                     -----------
MAINE -- 1.09%
State of Maine, G.O.
 4.700%, 04/15/99........................................   125,000      126,767
                                                                     -----------
MASSACHUSETTS -- 3.22%
Massachusetts Municipal Wholesale Electric Revenue, AMBAC
 Insured
 6.000%, 07/01/04........................................   350,000      376,093
                                                                     -----------
MINNESOTA -- 2.28%
State of Minnesota, G.O.
 4.900%, 08/01/98........................................   260,000      265,850
                                                                     -----------
NEVADA -- 7.38%
Clark County Nevada School District, G.O., FGIC Insured
 6.400%, 06/15/06........................................   350,000      387,072
State of Nevada, Water Pollution Control, Revolving
 Funding, G.O.
 4.100%, 11/01/98........................................   475,000      474,534
                                                                     -----------
                                                                         861,606
                                                                     -----------

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
                                                           --------- -----------
NEW JERSEY -- 3.69%
South Brunswick Township Board of Education, G.O.,
 6.300%, 04/01/05......................................... $200,000  $   219,166
State of New Jersey, G.O.
 5.500%, 02/15/04.........................................  200,000      211,356
                                                                     -----------
                                                                         430,522
                                                                     -----------
NEW YORK -- 5.48%
Hempstead Town, G.O.,
 FGIC Insured
 5.625%, 02/01/07.........................................  375,000      394,125
New York State Dorm.
 Authority Revenue
 5.100%, 05/15/03.........................................  250,000      245,580
                                                                     -----------
                                                                         639,705
                                                                     -----------
NORTH CAROLINA -- 2.36%
Brunswick County, G.O.,
 AMBAC Insured
 4.300%, 03/01/97.........................................  275,000      276,031
                                                                     -----------
OREGON -- 4.55%
Portland Oregon, G.O.
 7.00%, 06/01/01..........................................  250,000      281,658
State of Oregon
 Veterans Welfare, G.O.
 5.100%, 04/01/06.........................................  250,000      250,000
                                                                     -----------
                                                                         531,658
                                                                     -----------
PENNSYLVANIA -- 2.21%
Commonwealth of Pennsylvania, G.O., MBIA Insured
 5.10%, 06/15/03..........................................  250,000      258,190
                                                                     -----------
PUERTO RICO -- 3.85%
Commonwealth of Puerto Rico, G.O., MBIA Insured
 6.50%, 07/01/03..........................................  400,000      450,116
                                                                     -----------
RHODE ISLAND -- 2.54%
State of Rhode Island, G.O.,
 FGIC Insured
 6.00%, 06/15/02..........................................  275,000      296,829
                                                                     -----------
TENNESSEE -- 4.08%
Shelby County, Series A, G.O.
 4.50%, 03/01/96..........................................  475,000      476,249
                                                                     -----------

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST MUNICIPAL BOND FUND -- CONTINUED

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
                                                           --------- -----------
MUNICIPAL BONDS -- CONTINUED
TEXAS -- 13.41%
Arlington Independent School District, Refunding, G.O.
 5.40%, 02/15/99.........................................  $375,000  $   387,094
Carrollton, Texas, G.O.,
 Prerefunded 02/15/97
 6.50%, 02/15/00.........................................   245,000      253,007
Plano Independant School
 District, G.O.
 5.50%, 02/15/10.........................................   250,000      251,215
Texas State Public Finance Authority, G.O.
 5.60%, 10/01/02                                            200,000      212,882
Texas Water Development Board, G.O., Escrowed to Maturity
 5.00%, 08/01/99.........................................   450,000      462,186
                                                                     -----------
                                                                       1,566,384
                                                                     -----------
UTAH -- 5.96%
Jordan School District,
 Series A, G.O.
 5.25%, 06/15/00 ........................................   475,000      490,594
Utah State Building
 Authority Revenue
 5.125%, 05/15/03........................................   200,000      205,916
                                                                     -----------
                                                                         696,510
                                                                     -----------
VIRGINIA -- 4.08%
Virginia Public School
 Authority Revenue
 5.50%, 08/01/03 ........................................   450,000      476,568
                                                                     -----------
WASHINGTON -- 4.35%
King County, Washington,
 Series A, G.O.
 5.80%, 01/01/04 ........................................   475,000      508,568
                                                                     -----------
WISCONSIN -- 5.27%
Milwaukee, Wisconsin,
 Series CB-2, G.O.
 4.25%, 12/15/00 ........................................   350,000      347,998
State of Wisconsin, G.O.
 5.75%, 05/01/04.........................................   250,000      267,950
                                                                     -----------
                                                                         615,948
                                                                     -----------
TOTAL MUNICIPAL BONDS
 (Cost $11,137,856)......................................             11,370,998
                                                                     -----------

                                                                     MARKET
                                                          SHARES      VALUE
                                                         --------  -----------
 TAX EXEMPT MONEY
  MARKET FUNDS -- 0.72%
 Goldman Sachs Tax Exempt Fund..........................    9,869  $     9,869
 Provident Munifund.....................................   74,098       74,098
                                                                   -----------
 TOTAL TAX EXEMPT MONEY MARKET FUNDS
  (Cost $83,967)........................................                83,967
                                                                   -----------
 TOTAL INVESTMENTS -- 98.08% (Cost $11,221,823)/1/......            11,454,965
                                                                   -----------
 OTHER ASSETS NET OF LIABILITIES -- 1.92%...............               224,533
                                                                   -----------
 NET ASSETS -- 100.00%..................................           $11,679,498
                                                                   ===========
 /1/Aggregate cost for federal income tax purposes is
  $11,221,823; and net unrealized appreciation is as
  follows:
 Gross unrealized appreciation                           $259,331
 Gross unrealized depreciation                            (26,189)
                                                         --------
  Net unrealized appreciation                            $233,142
                                                         ========

* Variable rate security. The rate shown is the rate in effect at October 31, 1995.

PORTFOLIO
COMPOSITION
-----------
Aaa            42%
Aa             49%
A               4%
Baa             2%
NR              2%
Money Market    1%
              ----
              100%
              ====

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST MONEY MARKET FUND

                                                         PRINCIPAL   AMORTIZED
                                                           AMOUNT      COST
                                                         ---------- -----------
BANKERS' ACCEPTANCES -- 2.90%
Bank of Tokyo Trust (NY)
 5.820%, 11/06/95 ...................................... $3,000,000 $ 2,997,575
National Westminster Bank
 5.660%, 11/28/95 ......................................  3,000,000   2,987,265
                                                                    -----------
TOTAL BANKERS' ACCEPTANCES .............................              5,984,840
                                                                    -----------
CERTIFICATES OF DEPOSIT -- 4.37%
Old Kent Bank
 5.750%, 11/24/95 ......................................  4,500,000   4,500,000
Old Kent Bank
 5.750%, 12/22/95 ......................................  4,500,000   4,500,000
                                                                    -----------
TOTAL CERTIFICATES OF DEPOSIT...........................              9,000,000
                                                                    -----------
COMMERCIAL PAPER -- 66.14%
Chevron Oil Finance Co.
 5.746%, 11/01/95 ......................................  4,500,000   4,500,000
Household Finance Corp.
 5.766%, 11/02/95 ......................................  4,500,000   4,500,000
Chevron Oil Finance Co.
 5.747%, 11/03/95 ......................................  4,500,000   4,500,000
Avco Financial Services, Inc.
 5.792%, 11/06/95 ......................................  1,525,000   1,525,000
Household Finance Corp.
 5.783%, 11/07/95.......................................  4,500,000   4,500,000
Norwest Financial Corp.
 5.762%, 11/08/95.......................................  4,527,000   4,521,939
John Deere Capital Corp.
 5.785%, 11/09/95.......................................  4,500,000   4,500,000
General Electric Capital Corp.
 5.788%, 11/13/95.......................................  4,100,000   4,100,000
IBM Credit Corp.
 5.790%, 11/14/95.......................................  4,500,000   4,500,000
Prudential Funding Corp.
 5.753%, 11/14/95.......................................  9,000,000   9,000,000
General Motors Acceptance Corp.
 5.852%, 11/15/95.......................................  4,533,000   4,522,758
General Electric Capital Corp.
 5.791%, 11/16/95.......................................  4,100,000   4,100,000
Norwest Financial Corp.
 5.762%, 11/17/95.......................................  4,532,000   4,520,479
John Deere Capital Corp.
 5.765%, 11/20/95.......................................  4,500,000   4,500,000
CIT Group Holdings, Inc.
 5.768%, 11/21/95.......................................  4,500,000   4,500,000
IBM Corp.
 5.733%, 11/22/95.......................................  4,500,000   4,500,000

                                                         PRINCIPAL   AMORTIZED
                                                           AMOUNT      COST
                                                         ---------- -----------
Heller Financial, Inc.
 5.733%, 11/27/95....................................... $4,500,000 $ 4,500,000
Shell Oil Co.
 5.672%, 11/28/95.......................................  1,500,000   1,493,666
Transamerica Finance Group, Inc.
 5.770%, 11/29/95.......................................  4,532,000   4,511,802
Chrysler Financial Corp.
 5.805%, 11/30/95.......................................  2,600,000   2,600,000
Ford Motor Credit Corp.
 5.751%, 11/30/95.......................................  1,900,000   1,900,000
Beneficial Corp.
 5.756%, 12/01/95.......................................  4,500,000   4,500,000
CIT Group Holdings, Inc.
 5.757%, 12/04/95.......................................  4,500,000   4,500,000
Commercial Credit Co.
 5.736%, 12/05/95.......................................  4,529,000   4,504,619
Beneficial Corp.
 5.760%, 12/06/95.......................................  4,500,000   4,500,000
American General Finance Corp.
 5.760%, 12/07/95.......................................  4,500,000   4,500,000
Sears Roebuck Acceptance Corp.
 5.796%, 12/08/95.......................................  4,500,000   4,500,000
Sears Roebuck Acceptance Corp.
 5.793%, 12/13/95.......................................  4,500,000   4,500,000
Avco Financial Services, Inc.
 5.784%, 12/14/95.......................................  4,500,000   4,500,000
Ford Motor Credit Corp.
 5.752%, 12/15/95.......................................  4,500,000   4,500,000
Chrysler Financial Corp.
 5.774%, 12/18/95.......................................  3,500,000   3,500,000
American General Finance Corp.
 5.757%, 12/28/95.......................................  4,500,000   4,500,000
                                                                    -----------
TOTAL COMMERCIAL PAPER..................................            136,300,263
                                                                    -----------
TIME DEPOSITS -- 9.03%
Canadian Imperial Bank of Commerce
 5.740%, 11/10/95.......................................  6,600,000   6,600,000
Royal Bank of Canada
 5.700%, 12/29/95.......................................  4,500,000   4,500,000
Canadian Imperial Bank of Commerce
 5.710%, 01/31/96.......................................  2,500,000   2,500,000
Toronto Dominion Bank
 5.719%, 04/17/96.......................................  5,000,000   5,000,000
                                                                    -----------
TOTAL TIME DEPOSITS.....................................             18,600,000
                                                                    -----------

                See accompanying notes to financial statements.

CT&T FUNDS -- SCHEDULE OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

CHICAGO TRUST MONEY MARKET FUND -- CONTINUED

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT       COST
                                                       ----------- -----------
REPURCHASE
 AGREEMENT -- 17.76%
 (Cost $36,598,000)
J.P. Morgan. U.S. Treasury Notes, $33,146,000 par,
 8.875% coupon, due 11/15/98, dated 10/31/95, to be
 sold on 11/01/95 at $36,604,049...................... $36,598,000 $36,598,000
                                                                   -----------

                                                         PRINCIPAL  AMORTIZED
                                                          AMOUNT       COST
                                                         --------- ------------
TOTAL INVESTMENTS* -- 100.20%...........................           $206,483,103
                                                                   ------------
LIABILITIES NET OF CASH AND OTHER ASSETS -- (0.20%).....               (407,789)
                                                                   ------------
NET ASSETS -- 100.00% ..................................           $206,075,314
                                                                   ============

* At October 31, 1995, cost is identical for book and federal income tax purposes.
                See accompanying notes to financial statements.

CT&T FUNDS -- STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                             MONTAG &
                             CALDWELL     CHICAGO TRUST  CHICAGO TRUST  CHICAGO TRUST
                              GROWTH     GROWTH & INCOME     TALON     ASSET ALLOCATION
                               FUND           FUND           FUND            FUND
                            -----------  --------------- ------------- ----------------
ASSETS:
 Investments in securities
  at value/1/ (Cost
  $34,128,771,
  $168,313,951, $11,036,631
  and $152,255,300,
  respectively)............ $40,016,874   $172,622,706    $11,896,767    $152,622,804
 Cash......................           0            868            505             620
 Receivables:
 Dividends and interest....      32,583        116,493          1,095         839,893
 Fund shares sold .........     335,131        120,249              0         114,288
 Securities sold ..........           0              0        304,473               0
 Due from Advisor, net ....       4,759              0         31,190               0
 Deferred organization
  costs (Note A)..               13,344         15,581         12,951           6,843
 Other assets..............       1,700          7,917            478          19,509
                            -----------   ------------    -----------    ------------
  Total assets.............  40,404,391    172,883,814     12,247,459     153,603,957
                            -----------   ------------    -----------    ------------
LIABILITIES:
 Payables:
 Securities purchased .....           0              0      1,687,455               0
 Fund shares redeemed .....      19,770        472,288          1,785         646,627
 Due to Advisor, net ......           0         46,371              0          74,726
 Accrued expenses .........      29,572         69,450         20,365          62,138
                            -----------   ------------    -----------    ------------
  Total liabilities........      49,342        588,109      1,709,605         783,491
                            -----------   ------------    -----------    ------------
NET ASSETS:
 Applicable to 3,065,642,
  13,352,906, 873,131, and
  18,134,536 shares
  outstanding,
  respectively............. $40,355,049   $172,295,705    $10,537,854    $152,820,466
                            ===========   ============    ===========    ============
NET ASSETS CONSIST OF:
 Capital paid-in........... $34,739,903   $166,884,192    $ 9,036,356    $151,979,099
 Accumulated undistributed
  net investment income ...       1,155        126,356          2,563         466,569
 Accumulated net realized
  gain (loss) on
  investments..............    (274,112)       976,402        638,799           7,294
 Net unrealized
  appreciation/depreciation
  on investments...........   5,888,103      4,308,755        860,136         367,504
                            -----------   ------------    -----------    ------------
                            $40,355,049   $172,295,705    $10,537,854    $152,820,466
                            ===========   ============    ===========    ============
 Net asset value and
  redemption price per
  share.................... $     13.16   $      12.90    $     12.07    $       8.43
                            ===========   ============    ===========    ============

/1/ Investments in securities at value include investments in repurchase agreements of $3,084,000, $15,440,000, $2,344,000 and $13,246,000,
 respectively.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                             MONTAG &
                             CALDWELL                  CHICAGO TRUST  CHICAGO TRUST
                             BALANCED    CHICAGO TRUST MUNICIPAL BOND MONEY MARKET
                               FUND        BOND FUND        FUND          FUND
                            -----------  ------------- -------------- -------------
ASSETS:
 Investments in securities
  at value/1/ (Cost
  $19,851,587, $69,622,622,
  $11,221,823 and
  $206,483,103,
  respectively)............ $22,063,640   $70,128,057   $11,454,965   $206,483,103
 Cash......................           0           735             0         11,625
 Receivables:
 Dividends and interest....     157,055     1,035,406       193,191        451,690
 Fund shares sold .........      75,461       130,413             0              0
 Securities sold ..........           0             0             0              0
 Due from Advisor, net ....      21,762        11,725        38,663              0
 Deferred organization
  costs (Note A)...........      13,344        15,581        15,581         15,581
 Other assets..............         930         3,165           525          8,356
                            -----------   -----------   -----------   ------------
  Total assets.............  22,332,192    71,325,082    11,702,925    206,970,355
                            -----------   -----------   -----------   ------------
LIABILITIES:
 Payables:
 Securities purchased .....     397,244       767,841             0              0
 Fund shares redeemed .....         137        25,236             0              0
 Due to Advisor, net ......           0             0             0         19,609
 Distributions ............           0             0             0        836,038
 Accrued expenses .........      26,637        41,670        23,427         39,394
                            -----------   -----------   -----------   ------------
  Total liabilities........     424,018       834,747        23,427        895,041
                            -----------   -----------   -----------   ------------
NET ASSETS:
 Applicable to 1,807,375,
  7,092,019, 1,158,953 and
  206,075,314 shares
  outstanding,
  respectively............. $21,908,174   $70,490,335   $11,679,498   $206,075,314
                            ===========   ===========   ===========   ============
NET ASSETS CONSIST OF:
 Capital paid-in........... $19,702,212   $69,764,068   $11,552,049   $206,075,314
 Accumulated undistributed
  net investment income ...      54,957       194,531        21,784              0
 Accumulated net realized
  gain (loss) on
  investments..............     (61,048)       26,301      (127,477)             0
 Net unrealized
  appreciation/depreciation
  investments..............   2,212,053       505,435       233,142              0
                            -----------   -----------   -----------   ------------
                            $21,908,174   $70,490,335   $11,679,498   $206,075,314
                            ===========   ===========   ===========   ============
 Net asset value and
  redemption price per
  share.................... $     12.12   $      9.94   $     10.08   $       1.00
                            ===========   ===========   ===========   ============

/1/ Investments in securities at value include investments in repurchase agreements of $1,068,000, $3,377,000, $0 and $36,598,000, respectively.

                See accompanying notes to financial statements.

CT&T FUNDS -- STATEMENT OF OPERATIONS For the Period Ended October 31, 1995
--------------------------------------------------------------------------------

                             MONTAG &
                             CALDWELL   CHICAGO TRUST                CHICAGO TRUST
                              GROWTH      GROWTH &    CHICAGO TRUST ASSET ALLOCATION
                              FUNDA      INCOME FUND   TALON FUND        FUNDB
                            ----------  ------------- ------------- ----------------
INVESTMENT INCOME:
 Dividends................  $  211,520   $  412,420    $   48,408       $129,872
 Interest.................      78,080      162,001       117,948        510,968
                            ----------   ----------    ----------       --------
 Total investment income..     289,600      574,421       166,356        640,840
                            ----------   ----------    ----------       --------
EXPENSES:
 Investment advisory fees
  (Note E)................     154,451      222,466        64,359        121,079
 Distribution expenses
  (Note E)................      48,266       79,452        20,112         43,242
 Transfer agent fees......      37,628       42,128        40,233          3,456
 Administration fees (Note
  E)......................      28,574       35,261        27,445          8,685
 Accounting fees..........      27,681       30,529        24,027          7,309
 Registration expenses....      21,029       14,812        21,106          3,545
 Custodian fees...........      11,814       13,058        15,819          3,366
 Auditing fees............      11,572       11,572        13,672         11,500
 Legal fees...............      10,373        9,376         8,669            704
 Amortization of
  organization costs (Note
  A)......................       3,323        4,997         3,332            157
 Report to shareholder
  expense.................       2,972        4,075         3,468              0
 Trustees fees (Note E)...       1,607        1,607         1,607              0
 Miscellaneous expenses...         513        1,395           263             21
                            ----------   ----------    ----------       --------
 Total expenses...........     359,803      470,728       244,112        203,064
Expenses reimbursed (Note
 E).......................    (108,820)    (127,632)     (139,529)       (30,094)
                            ----------   ----------    ----------       --------
 Net expenses.............     250,983      343,096       104,583        172,970
                            ----------   ----------    ----------       --------
NET INVESTMENT INCOME.....      38,617      231,325        61,773        467,870
                            ----------   ----------    ----------       --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on investments
  (including a realized
  loss on option
  transactions of $337,338
  in the Talon Fund)......    (274,112)   1,384,988       667,438          5,993
 Net change in unrealized
  appreciation/depreciation
  on investments
  (including a change in
  unrealized appreciation
  on option transactions
  of $5,810 in the Talon
  Fund)...................   5,888,103    3,775,287       774,370        367,504
                            ----------   ----------    ----------       --------
 Net realized and
  unrealized gain on
  investments.............   5,613,991    5,160,275     1,441,808        373,497
                            ----------   ----------    ----------       --------
INCREASE IN NET ASSETS
 FROM OPERATIONS..........  $5,652,608   $5,391,600    $1,503,581       $841,367
                            ==========   ==========    ==========       ========

                See accompanying notes to financial statements.

CT&T FUNDS -- STATEMENT OF OPERATIONS For the Period Ended October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                                                             CHICAGO
                            MONTAG & CALDWELL CHICAGO TRUST CHICAGO TRUST     TRUST
                                BALANCED          BOND      MUNICIPAL BOND MONEY MARKET
                                  FUNDC           FUND           FUND          FUND
                            ----------------- ------------- -------------- ------------
INVESTMENT INCOME:
 Dividends................     $   69,241      $    4,167      $      0     $        0
 Interest.................        333,426       1,636,128       498,479      8,608,933
                               ----------      ----------      --------     ----------
 Total investment income..        402,667       1,640,295       498,479      8,608,933
                               ----------      ----------      --------     ----------
EXPENSES:
 Investment advisory fees
  (Note E)................         78,125         123,919        66,027        638,608
 Distribution expenses
  (Note E)................         26,042          56,327        27,511              0
 Transfer agent fees......         37,454          39,417        36,764         38,800
 Administration fees (Note
  E)......................         27,554          30,042        27,050         36,291
 Accounting fees..........         27,765          35,144        27,835         60,555
 Registration expenses....         21,247          15,353        14,365         52,932
 Custodian fees...........         10,725          13,005         5,430         46,991
 Auditing fees............         12,572          12,571        13,872         15,571
 Legal fees...............         10,373           9,373         9,373          9,373
 Amortization of
  organization costs (Note
  A)......................          3,323           4,997         4,997          4,997
 Report to shareholder
  expense.................          2,133           2,621         1,871          6,976
 Trustees fees (Note E)...          1,607           1,607         1,607          1,607
 Miscellaneous expenses...            340           1,388         1,214          9,090
                               ----------      ----------      --------     ----------
 Total expenses...........        259,260         345,764       237,916        921,791
Expenses reimbursed (Note
 E).......................       (129,051)       (165,348)     (138,875)      (292,002)
                               ----------      ----------      --------     ----------
 Net expenses.............        130,209         180,416        99,041        629,789
                               ----------      ----------      --------     ----------
NET INVESTMENT INCOME.....        272,458       1,459,879       399,438      7,979,144
                               ----------      ----------      --------     ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on investments..........        (61,733)         98,947      (120,833)             0
 Net change in unrealized
  appreciation/depreciation
  on investments..........      2,212,053       1,375,091       695,561              0
                               ----------      ----------      --------     ----------
 Net realized and
  unrealized gain on
  investments.............      2,150,320       1,474,038       574,728              0
                               ----------      ----------      --------     ----------
 INCREASE IN NET ASSETS
  FROM OPERATIONS.........     $2,422,778      $2,933,917      $974,166     $7,979,144
                               ==========      ==========      ========     ==========

a Montag & Caldwell Growth Fund commenced investment operations on November 2, 1994.
b Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
c Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.

                See accompanying notes to financial statements.

CT&T FUNDS -- STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                   MONTAG & CALDWELL       CHICAGO TRUST
                                      GROWTH FUND      GROWTH & INCOME FUND
                                   ----------------- --------------------------
                                        FOR THE        FOR THE       FOR THE
                                     PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                       10/31/95A       10/31/95     10/31/94D
                                   ----------------- ------------  ------------
OPERATIONS:
 Net investment income............    $    38,617    $    231,325  $    83,563
 Net realized gain (loss) on
  investments.....................       (274,112)      1,384,988     (408,586)
 Net change in unrealized
  appreciation/depreciation on
  investments.....................      5,888,103       3,775,287      533,468
                                      -----------    ------------  -----------
 Increase in net assets from
  operations......................      5,652,608       5,391,600      208,445
                                      -----------    ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREOWNERS:
 From net investment income.......        (37,462)       (119,541)     (69,047)
                                      -----------    ------------  -----------
 CAPITAL SHARE TRANSACTIONS --
  NOTE C..........................     34,739,903     154,741,840   12,117,408
                                      -----------    ------------  -----------
 Total increase in net assets.....     40,355,049     160,013,899   12,256,806
NET ASSETS:
 Beginning of period..............              0      12,281,806       25,000
                                      -----------    ------------  -----------
 End of period (including
  undistributed net investment
  income of $1,155, $126,356 and
  $14,516, respectively)..........    $40,355,049    $172,295,705  $12,281,806
                                      ===========    ============  ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                          CHICAGO TRUST         CHICAGO TRUST
                                              TALON            ASSET ALLOCATION
                                               FUND                  FUND
                                     ------------------------- ----------------
                                       FOR THE      FOR THE        FOR THE
                                     YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                      10/31/95     10/31/94E      10/31/95B
                                     -----------  ------------ ----------------
OPERATIONS:
 Net investment income.............. $    61,773   $    8,092    $    467,870
 Net realized gain (loss) on
  investments.......................     667,438      (28,639)          5,993
 Net change in unrealized
  appreciation/depreciation on
  investments.......................     774,370       85,766         367,504
                                     -----------   ----------    ------------
 Increase in net assets from
  operations........................   1,503,581       65,219         841,367
                                     -----------   ----------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREOWNERS:
 From net investment income.........     (67,302)           0               0
                                     -----------   ----------    ------------
CAPITAL SHARE TRANSACTIONS -- NOTE
 C..................................   4,746,155    4,290,201     151,979,099
                                     -----------   ----------    ------------
 Total increase in net assets.......   6,182,434    4,355,420     152,820,466
NET ASSETS:
 Beginning of period................   4,355,420            0               0
                                     -----------   ----------    ------------
 End of period (including
  undistributed net investment
  income of $2,563, $8,092 and
  $466,569, respectively)........... $10,537,854   $4,355,420    $152,820,466
                                     ===========   ==========    ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                    MONTAG & CALDWELL      CHICAGO TRUST
                                        BALANCED                BOND
                                          FUND                  FUND
                                    ----------------- -------------------------
                                         FOR THE        FOR THE      FOR THE
                                      PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                        10/31/95C      10/31/95     10/31/94F
                                    ----------------- -----------  ------------
OPERATIONS:
 Net investment income.............    $   272,458    $ 1,459,879  $   608,690
 Net realized gain (loss) on
  investments......................        (61,733)        98,947     (103,369)
 Net change in unrealized
  appreciation/depreciation on
  investments......................      2,212,053      1,375,091     (869,656)
                                       -----------    -----------  -----------
 Increase (decrease) in net assets
  from operations..................      2,422,778      2,933,917     (364,335)
                                       -----------    -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREOWNERS:
 From net investment income .......       (216,826)    (1,276,210)    (567,105)
                                       -----------    -----------  -----------
CAPITAL SHARE TRANSACTIONS -- NOTE
 C.................................     19,702,222     56,287,035   13,452,033
                                       -----------    -----------  -----------
 Total increase in net assets......     21,908,174     57,944,742   12,520,593
NET ASSETS:
 Beginning of period...............              0     12,545,593       25,000
                                       -----------    -----------  -----------
 End of period (including
  undistributed net investment
  income of $54,957, $194,531,and
  $41,585, respectively) ..........    $21,908,174    $70,490,335  $12,545,593
                                       ===========    ===========  ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                 CHICAGO TRUST               CHICAGO TRUST
                                 MUNICIPAL BOND              MONEY MARKET
                                      FUND                       FUND
                            -------------------------  --------------------------
                              FOR THE      FOR THE       FOR THE       FOR THE
                            YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                             10/31/95     10/31/94G      10/31/95     10/31/94H
                            -----------  ------------  ------------  ------------
OPERATIONS:
 Net investment income....  $   399,438  $   277,755   $  7,979,144  $  2,527,279
 Net realized loss on
  investments.............     (120,833)      (6,644)             0             0
 Net change in unrealized
  appreciation/depreciation
  on investments..........      695,561     (462,419)             0             0
                            -----------  -----------   ------------  ------------
 Increase (decrease) in
  net assets from
  operations..............      974,166     (191,308)     7,979,144     2,527,279
                            -----------  -----------   ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
 From net investment
  income .................     (394,006)    (261,403)    (7,979,144)   (2,527,279)
                            -----------  -----------   ------------  ------------
CAPITAL SHARE TRANSACTIONS
 -- NOTE C................      637,249   10,889,800     83,146,083   122,904,231
                            -----------  -----------   ------------  ------------
 Total increase in net
  assets..................    1,217,409   10,437,089     83,146,083   122,904,231
NET ASSETS:
 Beginning of period......   10,462,089       25,000    122,929,231        25,000
                            -----------  -----------   ------------  ------------
 End of period (including
  undistributed net
  investment income of
  $21,784, $16,352, $0 and
  $0, respectively) ......  $11,679,498  $10,462,089   $206,075,314  $122,929,231
                            ===========  ===========   ============  ============

a Montag & Caldwell Growth Fund commenced investment operations on November 2, 1994.
b Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
c Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
d Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
e Chicago Trust Talon Fund commenced investment operations on September 19,
1994.
f Chicago Trust Bond Fund commenced investment operations on December 13, 1993. g Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.
h Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.

                See accompanying notes to financial statements.

CT&T FUNDS -- FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                       MONTAG & CALDWELL    CHICAGO TRUST
                                          GROWTH FUND    GROWTH & INCOME FUND
                                       ----------------- -----------------------
                                                                        PERIOD
                                         PERIOD ENDED    YEAR ENDED      ENDED
                                           10/31/95A      10/31/95     10/31/94D
                                       ----------------- ----------    ---------
Net Asset Value, beginning of period.       $ 10.00       $  10.11      $ 10.00
                                            -------       --------      -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income...............          0.02           0.09         0.07
 Net realized and unrealized gain on
  investments........................          3.16           2.79         0.10
                                            -------       --------      -------
 Total from investment operations....          3.18           2.88         0.17
                                            -------       --------      -------
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME..................         (0.02)         (0.09)       (0.06)
                                            -------       --------      -------
Net Asset Value, end of period.......       $ 13.16       $  12.90      $ 10.11
                                            =======       ========      =======
TOTAL RETURN/2/ .....................         31.87%         28.66%        1.73%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
  000's).............................       $40,355       $172,296      $12,282
 Ratio of expenses to average net
  assets before reimbursement of
  expenses by Advisor/1/.............          1.87%          1.50%        2.21%
 Ratio of expenses to average net
  assets after reimbursement of
  expenses by Advisor/1/.............          1.30%          1.09%/3/     1.20%
 Ratio of net investment income to
  average net assets before
  reimbursement of expenses by
  Advisor/1/.........................         -0.36%          0.33%       -0.15%
 Ratio of net investment income to
  average net assets after
  reimbursement of expenses by
  Advisor/1/.........................          0.20%          0.74%        0.86%
 Portfolio turnover/2/...............         34.46%          9.00%       37.01%


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                 CHICAGO TRUST
                                              CHICAGO TRUST     ASSET ALLOCATION
                                                TALON FUND            FUND
                                           -------------------- ----------------
                                                       PERIOD
                                           YEAR ENDED   ENDED     PERIOD ENDED
                                            10/31/95  10/31/94E    10/31/95B
                                           ---------- --------- ----------------
Net Asset Value, beginning of period.....   $ 10.25    $10.00       $   8.34
                                            -------    ------       --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income...................      0.09      0.02           0.03
 Net realized and unrealized gain on
  investments............................      1.84      0.23           0.06
                                            -------    ------       --------
 Total from investment operations........      1.93      0.25           0.09
                                            -------    ------       --------
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME.................................     (0.11)     0.00           0.00
                                            -------    ------       --------
Net Asset Value, end of period...........   $ 12.07    $10.25       $   8.43
                                            =======    ======       ========
TOTAL RETURN/2/..........................     18.92%     2.50%          1.08%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)....   $10,538    $4,355       $152,820
 Ratio of expenses to average net assets
  before reimbursement of expenses by
  Advisor/1/.............................      3.04%     7.82%          1.19%
 Ratio of expenses to average net assets
  after reimbursement of expenses by
  Advisor/1/.............................      1.30%     1.30%          1.00%
 Ratio of net investment income to
  average net assets before reimbursement
  of expenses by Advisor/1/..............     -0.97%    -4.13%          2.56%
 Ratio of net investment income to
  average net assets after reimbursement
  of expenses by Advisor/1/..............      0.77%     2.39%          2.73%
 Portfolio turnover/2/...................    229.43%    33.66%          0.72%


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                       MONTAG & CALDWELL      CHICAGO TRUST
                                         BALANCED FUND          BOND FUND
                                       ----------------- -----------------------
                                         PERIOD ENDED    YEAR ENDED PERIOD ENDED
                                           10/31/95C      10/31/95   10/31/94F
                                       ----------------- ---------- ------------
Net Asset Value, beginning of period.       $ 10.00       $  9.21     $ 10.00
                                            -------       -------     -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income...............          0.26          0.60        0.50
 Net realized and unrealized gain
  (loss) on investments..............          2.09          0.73       (0.82)
                                            -------       -------     -------
 Total from investment operations....          2.35          1.33       (0.32)
                                            -------       -------     -------
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME..................         (0.23)        (0.60)      (0.47)
                                            -------       -------     -------
Net Asset Value, end of period.......       $ 12.12       $  9.94     $  9.21
                                            =======       =======     =======
TOTAL RETURN/2/ .....................         23.75%        14.89%      -3.23%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
  000's).............................       $21,908       $70,490     $12,546
 Ratio of expenses to average net
  assets before reimbursement of
  expenses by Advisor/1/.............          2.50%         1.54%       2.02%
 Ratio of expenses to average net
  assets after reimbursement of
  expenses by Advisor/1/.............          1.25%         0.80%       0.80%
 Ratio of net investment income to
  average net assets before
  reimbursement of expenses by
  Advisor/1/.........................          1.38%         5.78%       4.83%
 Ratio of net investment income to
  average net assets after
  reimbursement of expenses by
  Advisor/1/.........................          2.63%         6.52%       6.05%
 Portfolio turnover/2/...............         27.33%        68.24%      20.73%

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           CHICAGO TRUST
                              CHICAGO TRUST MUNICIPAL      MONEY MARKET
                                     BOND FUND                 FUND
                              ----------------------- --------------------------
                              YEAR ENDED PERIOD ENDED YEAR ENDED    PERIOD ENDED
                               10/31/95   10/31/94G    10/31/95      10/31/94H
                              ---------- ------------ ----------    ------------
Net Asset Value, beginning
 of period..................   $  9.56     $ 10.00     $   1.00       $   1.00
                               -------     -------     --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income......      0.35        0.27         0.05           0.03
 Net realized and unrealized
  gain (loss) on
  investments...............      0.52       (0.46)        0.00           0.00
                               -------     -------     --------       --------
 Total from investment
  operations................      0.87       (0.19)        0.05           0.03
                               -------     -------     --------       --------
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME.........     (0.35)      (0.25)       (0.05)         (0.03)
                               -------     -------     --------       --------
Net Asset Value, end of
 period.....................   $ 10.08     $  9.56     $   1.00       $   1.00
                               =======     =======     ========       ========
TOTAL RETURN/2/ ............      9.29%      -1.92%        5.56%          3.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (in 000's)................   $11,679     $10,462     $206,075       $122,929
 Ratio of expenses to
  average net assets before
  reimbursement of expenses
  by Advisor/1/.............      2.16%       2.09%        0.63%          0.64%
 Ratio of expenses to
  average net assets after
  reimbursement of expenses
  by Advisor/1/.............      0.90%       0.90%        0.43%/4/       0.40%
 Ratio of net investment
  income to average net
  assets before
  reimbursement of expenses
  by Advisor/1/.............      2.37%       1.90%        5.24%          3.49%
 Ratio of net investment
  income to average net
  assets after reimbursement
  of expenses by Advisor/1/.      3.63%       3.09%        5.44%          3.73%
 Portfolio turnover/2/......     42.81%      14.85%         N/A            N/A

a Montag & Caldwell Growth Fund commenced investment operations on November 2, 1994.
b Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
c Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
d Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
e Chicago Trust Talon Fund commenced investment operations on September 19,
1994.
f Chicago Trust Bond Fund commenced investment operations on December 13,
1993.
g Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.
h Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.
/1/ Annualized
/2/ Not annualized
/3/ Net Expense Ratio changed from 1.20% to 1.00% on September 21, 1995.
/4/ Net Expense Ratio changed from .40% to .50% on July 12, 1995.

                See accompanying notes to financial statements.

CT&T FUNDS -- NOTES TO FINANCIAL STATEMENTS October 31, 1995
-------------------------------------------------------------------------------
NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Asset Allocation Fund (the Asset Allocation
Fund), Montag & Caldwell Balanced Fund (the "Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes a diversified, open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993. The Growth & Income Fund, Bond Fund, and Municipal Bond Fund commenced investment operations on December 13, 1993. The Money Market Fund commenced investment operations on December 14, 1993. The Talon Fund commenced investment operations on September 19, 1994. The Growth Fund and the Balanced Fund commenced investment operations on November 2, 1994. The Asset Allocation Fund commenced investment operations on September 21, 1995. The Chicago Trust Company is the Investment Advisor for the Growth & Income Fund, the Talon
Fund, the Asset Allocation Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund. Talon Asset Management, Inc. is the Sub-Investment Advisor for the Talon Fund. Montag & Caldwell, Inc. is the Investment Advisor for the Growth Fund and the Balanced Fund. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  (1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund and the Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the New York Stock Exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

  (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase

-------------------------------------------------------------------------------
  agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (3) DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized below is a type of derivative financial instrument which may be used by the Funds, except by the Money Market Fund.

  An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

  Transactions in options for the Talon Fund for the period ended October 31, 1995 were as follows:

                                                           CONTRACTS  PREMIUM
                                                           --------- ---------
   Outstanding at October 31, 1994........................     42    $ (37,060)
   Options purchased (Net)................................    440     (359,512)
   Options terminated in closing transactions (Net).......   (167)     152,872
   Options expired (Net)..................................   (285)     215,050
                                                             ----    ---------
   Outstanding at October 31, 1995........................     30    $ (28,650)
                                                             ====    =========

  (4) MORTGAGE BACKED SECURITIES: The Asset Allocation Fund, the Balanced Fund and the Bond Fund invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

-------------------------------------------------------------------------------

  The Asset Allocation Fund, the Balanced Fund and the Bond Fund also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

  The Asset Allocation Fund and the Bond Fund utilize Interest Only (IO) securities, which increase the diversification of the portfolios and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

  (5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

  (6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the losses amounted to $274,112 for the Growth Fund; $55,042 for the Balanced Fund; and $127,477 for the Municipal Bond Fund. These amounts primarily expire October 31, 2003.

  (7) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareowners are recorded on the ex-dividend date.

  (8) ORGANIZATION COSTS: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund, and Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the Balanced Fund; and September 21, 1995 for the Asset Allocation Fund.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, and the Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners

-------------------------------------------------------------------------------
annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $1,301, $30,723 and $685 were reclassified from undistributed net investment income to accumulated net realized gain (loss) on investments in the Asset Allocation Fund, the Bond Fund and the Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities.

NOTE (C) CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the period ended October 31, 1995 were as follows:


                                GROWTH FUND                    GROWTH & INCOME FUND
                           ----------------------  ------------------------------------------------
                               PERIOD ENDED              YEAR ENDED              PERIOD ENDED
                             OCTOBER 31, 1995         OCTOBER 31, 1995         OCTOBER 31, 1994
                           ----------------------  ------------------------  ----------------------
                            SHARES      AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ----------  ------------  ---------  -----------
 Shares sold.............  3,647,616  $41,552,317  13,916,472  $177,441,408  1,229,599  $12,288,733
 Shares issued through
   reinvestment of
   dividends.............      3,223       37,462       2,987        35,488        421        4,234
 Shares redeemed.........   (585,197)  (6,849,876) (1,781,094)  (22,735,056)   (17,979)    (175,559)
                           ---------  -----------  ----------  ------------  ---------  -----------
 Net Increase............  3,065,642  $34,739,903  12,138,365  $154,741,840  1,212,041  $12,117,408
                           =========  ===========  ==========  ============  =========  ===========

                                         TALON FUND                  ASSET ALLOCATION FUND
                           ---------------------------------------- ------------------------
                               YEAR ENDED           PERIOD ENDED         PERIOD ENDED
                            OCTOBER 31, 1995      OCTOBER 31, 1994     OCTOBER 31, 1995
                           --------------------  ------------------ ------------------------
                            SHARES     AMOUNT    SHARES    AMOUNT     SHARES       AMOUNT
                           --------  ----------  ------- ---------- ----------  ------------
 Shares sold.............   549,448  $5,975,992  424,810 $4,290,201 18,965,446  $158,962,203
 Shares issued through
   reinvestment of
   dividends.............     6,101      66,183        0          0          0             0
 Shares redeemed.........  (107,228) (1,296,020)       0          0   (830,910)   (6,983,104)
                           --------  ----------  ------- ---------- ----------  ------------
 Net Increase............   448,321  $4,746,155  424,810 $4,290,201 18,134,536  $151,979,099
                           ========  ==========  ======= ========== ==========  ============

                               BALANCED FUND                        BOND FUND
                           ----------------------  -----------------------------------------------
                               PERIOD ENDED              YEAR ENDED             PERIOD ENDED
                             OCTOBER 31, 1995         OCTOBER 31, 1995        OCTOBER 31, 1994
                           ----------------------  -----------------------  ----------------------
                            SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ----------  -----------  ---------  -----------
 Shares sold.............  1,891,915  $20,642,834   7,252,380  $71,206,866  1,389,555  $13,723,584
 Shares issued through
   reinvestment of
   dividends.............     19,547      216,825      57,705      565,418      1,687       15,769
 Shares redeemed.........   (104,087)  (1,157,437) (1,580,817) (15,485,249)   (30,991)    (287,320)
                           ---------  -----------  ----------  -----------  ---------  -----------
 Net Increase............  1,807,375  $19,702,222   5,729,268  $56,287,035  1,360,251  $13,452,033
                           =========  ===========  ==========  ===========  =========  ===========

                                   MUNICIPAL BOND FUND                                 MONEY MARKET FUND
                         -------------------------------------------  ------------------------------------------------------
                             YEAR ENDED           PERIOD ENDED               YEAR ENDED                 PERIOD ENDED
                          OCTOBER 31, 1995      OCTOBER 31, 1994          OCTOBER 31, 1995            OCTOBER 31, 1994
                         -------------------  ----------------------  --------------------------  --------------------------
                         SHARES     AMOUNT     SHARES      AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                         -------  ----------  ---------  -----------  ------------  ------------  ------------  ------------
 Shares sold...........  110,913  $1,084,257  1,109,877  $11,067,610   684,248,485  $684,248,485   485,864,274  $485,864,274
 Shares issued through
  reinvestment of
  dividends............    1,761      17,225        622        6,023       165,085       165,085       247,721       247,721
 Shares redeemed.......  (47,826)   (464,233)   (18,894)    (183,833) (601,267,487) (601,267,487) (363,207,764) (363,207,764)
                         -------  ----------  ---------  -----------  ------------  ------------  ------------  ------------
 Net Increase..........   64,848  $  637,249  1,091,605  $10,889,800    83,146,083  $ 83,146,083   122,904,231  $122,904,231
                         =======  ==========  =========  ===========  ============  ============  ============  ============

-------------------------------------------------------------------------------

Shares sold during the period ended October 31, 1995, as shown above, include shares exchanged for the investment holdings of the Equity, Fixed Income, Balanced and Short-Term Investment Funds of Chicago Title & Trust Company Investment Trust for Employee Benefit Plans on September 21, 1995.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 1995 were:

                                                         AGGREGATE    PROCEEDS
                                                         PURCHASES   FROM SALES
                                                        ------------ -----------
Growth Fund............................................ $ 37,088,586 $ 6,653,903
Growth & Income Fund...................................  149,869,198   8,864,773
Talon Fund.............................................   17,089,593  13,543,591
Asset Allocation Fund..................................  141,062,249   1,919,913
Balanced Fund..........................................   21,903,236   3,106,048
Bond Fund..............................................   70,831,353  16,113,055
Municipal Bond Fund....................................    5,372,296   4,559,947

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each
Fund: 0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the Asset Allocation Fund, 0.75% for the Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund, and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 1.30%, 1.00%, 1.30%, 1.00%, 1.25%, 0.80%, 0.90% and 0.50%, respectively. Such expense reimbursements may be terminated at the discretion of the Advisors. For the period from November 1, 1994, (November 2, 1994 for the Growth Fund and the Balanced Fund and September 21, 1995 for the Asset Allocation Fund) through October 31, 1995, the Advisors reimbursed expenses of $108,820 for the Growth Fund, $127,632 for the Growth & Income Fund, $139,529 for the Talon Fund, $30,094 for the Asset Allocation Fund, $129,051 for the Balanced Fund, $165,348 for the Bond Fund, $138,875 for the Municipal Bond Fund, and $292,002 for the Money Market Fund.

Effective November 15, 1993, Fund/Plan Services, Inc. was appointed as the Funds' Administrator. Under its Administration Agreement with the Funds, Fund/Plan Services, Inc. provides certain administrative services for which the Funds pay an annual fee at the following annual percentage rates of the combined average daily net assets of the Funds: 0.09% of the first $200 million, 0.05% on the next $300 million, and 0.03% in excess of $500 million. Fund/Plan Services, Inc. also retains a portion of the Funds' custody fees.

Fund/Plan Broker Services, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement dated November 15, 1993. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under

-------------------------------------------------------------------------------
the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets.

Certain officers and trustees of the Funds are also officers and directors of The Chicago Trust Company. The Funds have not compensated its officers or affiliated trustees. The Company pays each unaffiliated trustee $750 per Board of Trustees meeting attended and an annual retainer of $1,000.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
The Board of Trustees and Shareowners of CT&T Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Asset Allocation Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1995, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented in the two-year period then ended. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1995, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods presented in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                                           LOGO

Chicago, Illinois
December 8, 1995

                                    TRUSTEES

                           Leonard F. Amari, Trustee*

                           Stuart D. Bilton, Chairman

                          Dorothea C. Gilliam, Trustee

                           Gregory T. Mutz, Trustee*

                            Nathan Shapiro, Trustee*

                            * Unaffiliated Trustees

                                    ADVISORS
                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                            Montag & Caldwell, Inc.
                         1100 Atlanta Financial Center
                              3343 Peachtree Road
                             Atlanta, GA 30326-1450

                        UNDERWRITER/SHAREHOLDER SERVICES
                            Fund/Plan Services, Inc.
                               2 West Elm Street
                             Conshohocken, PA 19428
                                    OFFICERS

                                 Andrew P. Mayo
                                   President

                              Kenneth C. Anderson
                          Vice President and Treasurer

                                 Robert M. Hart
                                 Vice President

                              Thomas J. Adams, III
                                 Vice President

                                   CUSTODIAN
                           United Missouri Bank, N.A.
                                928 Grand Avenue
                             Kansas City, MO 64141

                                 LEGAL COUNSEL
                          Gardner, Carton and Douglas
                             321 North Clark Street
                                   Suite 3400
                               Chicago, IL 60610

                                    AUDITOR
                             KPMG Peat Marwick LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

CT&T FUNDS -- SHAREOWNERS BENEFITS
-------------------------------------------------------------------------------
The CT&T Family of Funds offers a variety of special features and options for shareowners. If you have not already signed up for these features and wish to do so, a customer service representative can provide you with the form you need to access any of our free shareowner options (800-992-8151).

LOW MINIMUM INVESTMENTS
The minimum initial investment and any subsequent investment is $50.

AUTOMATIC DIVIDEND REINVESTMENT
You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge. Or, if you prefer to receive your earnings in cash, you may elect to receive regular distributions of your dividends and capital gain payments.

EXCHANGE PRIVILEGES
Should market conditions or your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

SAVINGS FOR RETIREMENT
Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

CHECK WRITING
Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.

AUTOMATIC INVESTMENT
You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Fund.

               FOR ADDITIONAL INFORMATION ABOUT CT&T FUNDS CALL:
                                (800) 992-8151

                                DISTRIBUTED BY:
                        FUND/PLAN BROKER SERVICES, INC.
                               2 WEST ELM STREET
                            CONSHOHOCKEN, PA 19428

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.